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                                                                 Exhibit 10.1(w)

                             INTERCREDITOR AGREEMENT

            This INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, herein called this "AGREEMENT") is dated as of March 10, 2004 and entered into by and among COVANTA POWER INTERNATIONAL HOLDINGS, INC., a Delaware corporation ("CPIH" or "COMPANY"), and THE SUBSIDIARIES OF CPIH LISTED ON THE SIGNATURE PAGES HEREOF AS REVOLVER BORROWERS (together with Company, collectively, "REVOLVER BORROWERS" and each a "REVOLVER BORROWER") and THE SUBSIDIARIES OF CPIH LISTED ON THE SIGNATURE PAGES HEREOF AS TERM LOAN BORROWERS (together with Company, collectively, "TERM LOAN BORROWERS" and each a "TERM LOAN BORROWER"; the Revolver Borrowers together with the Term Loan Borrowers, collectively, "BORROWERS" and each a "BORROWER"); COVANTA ENERGY AMERICAS, INC., a Delaware corporation ("CEA"); THE FINANCIAL INSTITUTIONS LISTED ON THE SIGNATURE PAGES HEREOF AS REVOLVER LENDERS (each, in its capacity as a Revolver Lender, together with any other Person (this and other capitalized terms used herein without definition being used as defined in subsection 1.1) that becomes a party hereto as a Revolver Lender pursuant to subsection 6.1(f), individually referred to herein as a "REVOLVER LENDER" and collectively as "REVOLVER LENDERS"); THE PERSONS IDENTIFIED AS TERM LOAN LENDERS ON THE SIGNATURE PAGES HEREOF (each, in its capacity as a Term Loan Lender, together with any other Person that becomes a party hereto as a Term Loan Lender pursuant to subsection 6.1(f) or subsection 7.1(c), individually referred to herein as a "TERM LOAN LENDER" and collectively as "TERM LOAN LENDERS"); BANK OF AMERICA, N.A. ("BANK OF AMERICA"), as administrative agent for Term Loan Lenders (and any successor, administrative agent for Term Loan Lenders pursuant to the Term Loan Agreement, in such capacity "TERM LOAN AGENT"), as Collateral Agent and as Cash Management Bank; DEUTSCHE BANK SECURITIES, INC., as documentation agent for Term Loan Lenders (and any successor documentation agent for the Term Loan Lenders pursuant to the Term Loan Agreement, in such capacity "TERM LOAN DOCUMENTATION AGENT"); DEUTSCHE BANK AG, NEW YORK BRANCH, as administrative agent for Revolver Lenders (and any successor administrative agent for Revolver Lenders pursuant to the Revolver Credit Agreement, in such capacity "REVOLVER AGENT"); U.S. BANK NATIONAL ASSOCIATION, in its capacity as agent for the holders of the Prepetition Unsecured Claims Participation Interest pursuant to the Plan of Reorganization (in such capacity, the "PREPETITION UNSECURED CLAIMS Agent"); THE COMPANIES LISTED ON THE SIGNATURE PAGES HEREOF AS MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT BENEFICIARIES (the "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT BENEFICIARIES"); THE COMPANIES LISTED ON THE SIGNATURE PAGES HEREOF AS MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT OBLIGORS (the "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT OBLIGORS") and the other Persons who may become parties to this Agreement from time to time pursuant to and in accordance with subsections 6.1(f) of this Agreement; WELLS FARGO BANK, N.A., as Debenture Disbursing Agent; and U.S. BANK NATIONAL ASSOCIATION, as Allowed Class 6 Disbursing Agent.
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                                 R E C I T A L S

            WHEREAS, the Borrowers have proposed, their creditors have approved, and the Bankruptcy Court has confirmed, the Plan of Reorganization;

            WHEREAS, in connection with the Plan of Reorganization, simultaneously herewith the Borrowers have received financing pursuant to the Term Loan Agreement and Revolver Credit Agreement;

            WHEREAS, it is a condition precedent to (i) the obligations of Revolver Lenders to enter into and extend credit under the Revolver Credit Agreement, (ii) the obligations of Term Loan Lenders to enter into and extend credit under the Term Loan Agreement, (iii) the obligations of Management Services and Reimbursement Agreement Beneficiaries to enter into the Management Services and Reimbursement Agreement and (iv) the effectiveness of the Plan of Reorganization, as applicable, that each Party shall have executed and delivered this Agreement to the Collateral Agent;

            WHEREAS, on the date hereof Loan Parties have executed and delivered to Collateral Agent the Collateral Documents pursuant to which Loan Parties granted a security interest in the Collateral as security for (i) in the case of Revolver Borrowers, all Obligations of Revolver Borrowers under and in respect of the Revolver Credit Agreement and all other Revolver Documents to which Revolver Borrowers are a party to from time to time, in each case as described therein, and (ii) in the case of Term Loan Borrowers, all Obligations of Term Loan Borrowers under and in respect of the Term Loan Agreement and all other Term Loan Documents to which Term Loan Borrowers are party to from time to time, in each case as described therein;

            WHEREAS, Creditor Parties desire to set forth certain provisions regarding the appointment, duties and responsibilities of Collateral Agent and to set forth certain other provisions concerning the obligations of Loan Parties to Creditor Parties under the agreements referred to in the foregoing recitals; and

            WHEREAS, Creditor Parties wish to set forth their mutual intentions as to certain matters relating to the exercise of remedies with respect to the Collateral and payments made by or for the account of the applicable Loan Parties under the Credit Documents as more fully set forth herein.

            NOW, THEREFORE, the parties hereto hereby agree as follows:

                                   SECTION I

            1.1 DEFINITIONS. Terms used in the Agreement have the meanings set forth in the introduction and recitals hereto. In addition, the following terms shall have the following meanings:

            "ADDITIONAL INTEREST LOANS" means "Additional Interest Loans" as such term is defined in the Term Loan Agreement.


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            "AFFILIATE", as applied to any Person, means any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as applied to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of that Person (other than exclusively as a result of such Person's role as a senior executive of that Person or Project manager or operator), whether through the ownership of voting securities or by contract or otherwise.

            "AGENTS" means Collateral Agent, Term Loan Agents and Revolver
Agent.

            "AGGREGATE NET SALES PROCEEDS" means (i) Net Asset Sales Proceeds and (ii) Proceeds received by Collateral Agent in connection with the foreclosure or other disposition of Collateral in connection with any Enforcement Action.

            "ALLOWED CLASS 6 CLAIMS" means "Allowed Class 6 Claims" as such term is defined in the Approved Plan of Reorganization.

            "ALLOWED CLASS 6 CLOSING DATE" means the date on which the Bankruptcy Court shall have entered the Allowed Class 6 Disbursing Agent Authorization Order.

            "ALLOWED CLASS 6 DISBURSING AGENT" means U.S. Bank National Association, in its capacity as disbursing agent for the holders of the Allowed Class 6 Claims, and each of its successors, under the Approved Plan of Reorganization, Confirmation Order, the Allowed Class 6 Disbursing Agent Authorization Order, and the agency agreement relating thereto to be entered into on or after the Closing Date.

            "ALLOWED CLASS 6 DISBURSING AGENT AUTHORIZATION ORDER" means an order or orders of the Bankruptcy Court authorizing U.S. Bank National Association to enter into this Agreement as a Term Loan Lender and to serve as the Allowed Class 6 Disbursing Agent with respect to Term Loans allocable to the Allowed Class 6 Disbursing Agent as described in the first sentence of subsection 9.25A(i) of the Term Loan Agreement.

            "ALLOWED CLASS 6 INTEREST" means, with respect to any Non-Confirming Holder, (i) prior to the Closing Date, an Allowed Class 6 Claim of such Non-Confirming Holder, and (ii) on and after the Closing Date, the interest held by such Non-Confirming Holder in any Term Loan distributed on the Allowed 6 Closing Date or the Determination Date to the Allowed Class 6 Disbursing Agent.

            "APPROVED OPERATING EXPENSES" means, as at any date of determination, the following operating expenses of Company and its Domestic
Subsidiaries: (i) payments then due and payable by Company to Covanta pursuant Sections 2, 3, and 4(a) of the Management Services and Reimbursement Agreement,
(ii) amounts then due and payable to DHC pursuant to Section 6 of the DHC Tax Sharing Agreement, and (iii) fees and expenses then due and payable to senior executive management of Company (including any success-based fees). "Approved Operating Expenses" shall not include any Management Services and Reimbursement Agreement Obligations or operating expenses directly related to any Project (other than


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operating expenses related to a Project and payable to Management Services and
Reimbursement Agreement Beneficiaries pursuant to the Management Services and Reimbursement Agreement).

            "APPROVED PLAN OF REORGANIZATION" means the Plan of Reorganization and all amendments, modifications, revisions and restatements thereof, if any, approved by the creditors of Borrowers in requisite number and percentage, and confirmed by the Bankruptcy Court pursuant to the Confirmation Order and delivered to Revolver Agents and Term Loan Agents.

            "ASSET SALE" means (A) the sale by CEA of any of the Capital Stock of Company to any Person or (B) the sale by Company or any of its Subsidiaries to any Person of (i) any of the Capital Stock of any of Company's Subsidiaries,
(ii) substantially all of the assets of any division or line of business of Company or any of its Subsidiaries, or (iii) any other assets (whether tangible or intangible) of Company or any of its Subsidiaries (other than (a) inventory sold in the ordinary course of business and (b) any such other assets to the extent that the aggregate value of such assets sold in any single transaction or related series of transactions is equal to $250,000 or less and the aggregate value of all such other assets since the Closing Date is equal to $1,000,000 or less, in each case so long as not less than 90% of the consideration received for such assets shall be cash); provided, however, that Asset Sales shall not include (1) any sale or discount, in each case without recourse, of accounts receivable arising in the ordinary course of business, but only in connection with the compromise or collection thereof (provided, that sales and discounts of not more than $2,000,000 in the aggregate in face value of accounts receivable may be excluded from Asset Sales pursuant to this clause (1), and the sole consideration received in connection with any such sale of accounts receivable shall be cash), (2) any sale or exchange of specific items of equipment, so long as the purpose of each such sale or exchange is to acquire (and results within 120 days of such sale or exchange in the acquisition of) replacement items of equipment which are the functional equivalent of the item of equipment so sold or exchanged (provided, that any cash received in connection with any such sale or exchange, to the extent in excess of the amounts set forth in clause (b) of this definition, shall be deemed cash proceeds of an Asset Sale), (3) disposals of obsolete, worn out or surplus property in the ordinary course of business (provided, that not less than 75% of the consideration, if any, received in connection with any such disposal shall be cash, and any such cash received, to the extent in excess of the amounts set forth in clause (b) of this definition, shall be deemed cash proceeds of an Asset Sale), or (4) any discount or compromise of notes or accounts receivable for less than the face value thereof, to the extent Company deems necessary in order to resolve disputes that occur in the ordinary course of business or (5) any sale of shares in the Madurai Project Entity permitted under subsection 6.7(vi) of each Credit Agreement.

            "BANK OF AMERICA" shall have the meaning assigned to that term in the introduction to this Agreement.

            "BANKRUPTCY CODE" means Title 11 of the United States Code entitled "Bankruptcy", as now and hereafter in effect, or any successor statute.

            "BANKRUPTCY COURT" means the United States Bankruptcy Court for the Southern District of New York and any other court properly exercising jurisdiction over any relevant Chapter 11 Case.


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            "BANKRUPTCY EVENT" means any of one or more of the following events regardless of the reason therefor:

            (a) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of any Loan Party in an involuntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal, or state law; or (ii) an involuntary case shall be commenced against any Loan Party under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over any Loan Party, or over all or a substantial part of its property, shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of any Loan Party for all or a substantial part of its property; or the issuance of a warrant of attachment, execution or similar process against any substantial part of the property of any Loan Party, and the continuance of any such event in clause (ii) for 60 days unless dismissed, bonded or discharged; or

            (b) (i) any Loan Party shall have an order for relief entered with respect to it or commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of its property, or shall make any assignment for the benefit of creditors; or

            (ii) the inability or failure of any Loan Party, or the admission by any Loan Party in writing of its inability, to pay its debts as such debts become due; or the Governing Body (or any committee thereof) of any Loan Party adopts any resolution or otherwise authorizes action to approve any of the actions referred to in clause (i) or this clause (ii); or

            (c) any order, judgment or decree shall be entered against any Loan Party decreeing the dissolution, winding up or split up of that Loan Party and such order shall remain undischarged or unstayed for a period in excess of 30 days.

            "BANKRUPTCY PROCEEDING" means any case or proceeding of the type described in the definition of "Bankruptcy Event" with respect to any Loan Party.

            "BORROWER" and "BORROWERS" shall have the meaning assigned to such terms in the introduction to this Agreement.

            "BUSINESS DAY" means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York, the State of Texas or the State of California or is a day on which banking institutions located in any such state are authorized or required by law or other governmental action to close.


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            "CAPITAL STOCK" means the capital stock or other equity interests of a Person.

            "CASH MANAGEMENT BANK" shall have the meaning assigned to that term in the definition of "Cash Management System".

            "CASH MANAGEMENT OBLIGATIONS" means the obligations of Borrowers to the Cash Management Bank arising from or relating to the Cash Management System including any liability of Borrower on any claim arising out of or relating to the Cash Management System, whether or not the right to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed or contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or other similar proceeding.

            "CASH MANAGEMENT SYSTEM" means the cash management system of Company and its Subsidiaries in the United States maintained with Bank of America (in such capacity, "CASH MANAGEMENT BANK") as described in Schedule 3.1P annexed to each Credit Agreement, as such Cash Management System may be modified pursuant to subsection 5.10 of each Credit Agreement, and any other related services provided by Cash Management Bank to Company and its Subsidiaries, including treasury, depositary and cash management services or in connection with automated clearing house transfers of funds.

            "CASH ON HAND" means, as of any date of determination, the aggregate amounts on deposit in the Cash Management System in the United States as of the close of business on the preceding Business Day.

            "CEA" shall have the meaning assigned to that term in the introduction to this Agreement.

            "CEA STOCK PLEDGE AGREEMENT" means the Pledge Agreement executed and delivered by CEA on the Closing Date, substantially in the form of Exhibit VIII annexed to the Term Loan Agreement (it being understood that such Pledge Agreement shall contain a covenant requiring CEA to pay to Collateral Agent any proceeds received by it from or in connection with the sale of any of the common stock of Company to any Person), as such Pledge Agreement may thereafter be amended, restated, supplemented or otherwise modified from time to time to the extent permitted pursuant to subsection 2.4.

            "CLOSING DATE" means March 10, 2004.

            "COLLATERAL" means, collectively, all of the real, personal and mixed property (including Capital Stock) and interests in property now owned or hereafter acquired by any Loan Party in or upon which a security interest, Lien or mortgage is granted or purported to be granted to Collateral Agent pursuant to the Collateral Documents, including Proceeds thereof.

            "COLLATERAL AGENT" shall have the meaning assigned to that term in subsection 2.1.

            "COLLATERAL DOCUMENTS" means the Security Agreement, any foreign pledge agreements, Control Agreements, Mortgages (as defined in the Credit Agreements), CEA Stock


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Pledge Agreement and all other instruments or documents (pursuant to which a
Lien to secure all or any portion of the Secured Obligations is purported or intended to be created, granted, evidenced or perfected) delivered from time to time by any Loan Party pursuant to the Credit Agreements or any other Revolver Document or Term Loan Document, in each case in order to grant to Collateral Agent a Lien on any real, personal or mixed property as security for any or all of the Secured Obligations, as such instruments and documents may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted pursuant to subsection 2.4.

            "COMPANY" shall have the meaning assigned to that term in the introduction to this Agreement.

            "CONFIRMATION ORDER" means the Findings of Fact, Conclusions of Law and Order under 11 U.S.C. Section 1129 and Rule 3020 of the Federal Rules of Bankruptcy Procedure Confirming Debtors' Second Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code entered by the Bankruptcy Court on March 5, 2004 in the Chapter 11 Cases, without modification, revision or amendment.

            "CONTRACTUAL OBLIGATION", as applied to any Person, means any provision of any Security issued by that Person or of any material indenture, mortgage, deed of trust, contract, undertaking, agreement or other instrument to which that Person is a party or by which it or any of its properties is bound or to which it or any of its properties is subject.

            "CONTROL AGREEMENT" means an agreement, satisfactory in form and substance to Revolver Agent and Term Loan Agent and executed by the financial institution or securities intermediary at which a Deposit Account or a Securities Account, as the case may be, is maintained, pursuant to which such financial institution or securities intermediary confirms and acknowledges Collateral Agent's security interest in such account, and agrees that the financial institution or securities intermediary, as the case may be, will comply with instructions originated by Collateral Agent as to disposition of funds in such account, without further consent by Company or any Subsidiary, as such agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted pursuant to subsection 2.4.

            "COVANTA" means Covanta Energy Corporation, a Delaware corporation.

            "CREDIT AGREEMENTS" means the Term Loan Agreement and Revolver Credit Agreement.

            "CREDIT DOCUMENTS" means, collectively, (i) the Term Loan Agreement and the other Term Loan Documents, (ii) the Revolver Credit Agreement and the other Revolver Documents, and (iii) the Management Services and Reimbursement Agreement, in each case as they may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted thereunder and pursuant to subsection 2.5.

            "CREDITOR OBLIGATIONS" means, collectively, the Approved Operating Expenses, Revolver Loan Obligations, Term Loan Obligations, Management Services and Reimbursement Agreement Obligations, Cash Management Obligations, and Prepetition Unsecured Claims Participation Interest.


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
            "CREDITOR PARTIES" means Collateral Agent, Revolver Agent, Term Loan Agents, Revolver Lenders, Term Loan Lenders, Cash Management Bank, Prepetition Unsecured Claims Agent and Management Services and Reimbursement Agreement Beneficiaries.

            "DEBENTURE CLOSING DATE" means the date on which the Bankruptcy Court shall have entered the Debenture Disbursing Agent Authorization Order.

            "DEBENTURE DISBURSING AGENT" means Wells Fargo Bank, N.A., in its capacity as disbursing agent for the holders of the 9.25% Debentures, and each of its successors, under the Approved Plan of Reorganization, the Confirmation Order, the Debenture Disbursing Agent Authorization Order and the disbursing agreement relating thereto to be entered into on or after the Closing Date.

            "DEBENTURE DISBURSING AGENT AUTHORIZATION ORDER" means an order or orders of the Bankruptcy Court authorizing Wells Fargo Bank, N.A. to enter into this Agreement as a Term Loan Lender and to serve as the Debenture Disbursing Agent with respect to Term Loans allocable to the Debenture Disbursing Agent as described in the first sentence of subsection 9.25A(i) of the Term Loan Agreement.

            "DEBENTURE INTEREST" means, with respect to any Non-Confirming Holder, (i) prior to the Debenture Closing Date, the claim in respect of the 9.25% Debentures held by such Non-Confirming Holder, and (ii) on and after the Debenture Closing Date, the interest held by such Non-Confirming Holder in any Term Loan distributed on the Debenture Closing Date or the Determination Date to the Debenture Disbursing Agent; provided, however, that any Debenture Interest shall cease to be a Debenture Interest at such time that the Non-Confirming Holder with respect thereto shall become a Lender in accordance with subsection
9.25 of the Term Loan Agreement.

            "DETERMINATION DATE" means the "Determination Date" as defined in the Approved Plan of Reorganization.

            "DEPOSIT ACCOUNT" means a demand, time, savings, passbook or similar account maintained with a Person engaged in the business of banking, including a savings bank, savings and loan association, credit union or trust company.

            "DHC" means Danielson Holding Corporation, a Delaware corporation.

            "DHC TAX SHARING AGREEMENT" means the tax sharing agreement entered into by DHC, Company and Covanta on the Closing Date, as such agreement may be amended, restated supplemented or otherwise modified from time to time to the extent permitted thereunder and pursuant to subsection 2.5(a).

            "DISBURSING AGENT" means either Debenture Disbursing Agent or Allowed Class 6 Disbursing Agent, and "DISBURSING AGENTS" means each of them.

            "DISTRIBUTION" means, with respect to any Creditor Obligation, (a) any payment or distribution by Covanta or any of its Subsidiaries of cash, securities or other assets and properties of any kind whatsoever, real or personal, tangible or intangible, or mixed, whether


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now owned or existing or hereafter acquired or arising and wheresoever located, by set-off or otherwise, on account of such Creditor Obligation, (b) any redemption, purchase or other acquisition of such Creditor Obligation by Covanta or any of its Subsidiaries or (c) the granting of any Lien to or for the benefit of the holders of such Creditor Obligation in or upon any or all assets and properties of any kind whatsoever, real or personal, tangible or intangible, or mixed, whether now owned or existing or hereafter acquired or arising and wheresoever located of Covanta or any of its Subsidiaries.

            "DOMESTIC SUBSIDIARY" means any Subsidiary of any Borrower that is incorporated or organized under the laws of the United States, any state thereof or in the District of Columbia.

            "ENFORCEMENT ACTION" shall mean the exercise by any Secured Party of any of the enforcement rights and remedies under, and subject to the provisions of, the Collateral Documents at any time on or after an Event of Default, including any or all of the following: any motion to vacate any stay on enforcement of the Liens on the Collateral, solicitation of bids from third parties to conduct the liquidation of Collateral, the engagement or retention of third parties for the purposes of marketing, promoting or selling all or any Collateral, the commencement of any action to foreclose on the Liens on any of the Collateral, notification of account debtors to make payments to any Secured Party or its agents, any action to take possession of any Collateral or otherwise in connection with the preservation or protection of any of the Collateral, its value or any rights or remedies therein or otherwise or as may be deemed necessary or appropriate to enhance the likelihood or maximize the repayment of the Secured Obligations.

            "EVENT OF DEFAULT" means a Revolver Event of Default and/or a Term Loan Event of Default.

            "EXISTING IPP INTERNATIONAL PROJECT GUARANTIES" means, collectively,
(i) the existing guaranty by Covanta Energy Group of the obligations of certain Subsidiaries of Company under certain agreements relating to the Haripur Project, the Samalpatti Project and the Trezzo Project, (ii) the existing guaranty by Covanta Projects, Inc. of the obligations of certain Subsidiaries of Company under certain agreements relating to the Quezon Project, and (iii) the existing guaranty by Covanta of the obligations certain Subsidiaries of Company under certain agreements relating to the Balaji/Madurai Project and the LICA Project, as each such guaranty may be amended, restated, supplemented or otherwise modified to the extent permitted pursuant to subsection 2.5(a).

            "GOVERNING BODY" means the board of directors or other body having the power to direct or cause the direction of the management and policies of a Person that is a corporation, partnership, trust or limited liability company.

            "GROSS RECEIPTS" means, in respect of any Asset Sale, the total cash payments (including any cash received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received from such Asset Sale minus any repayment of debt related to the assets sold in such Asset Sale which is made in connection with such Asset Sale and is not prohibited under the Revolver Credit Agreement and Term Loan Agreement.


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
            "JUNIOR CREDITOR" shall have the meaning assigned to that term in subsection 4.2(e).

            "LENDERS" means Term Loan Lenders and Revolver Lenders.

            "LIEN" means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

            "LOAN PARTIES" means Company, the other Borrowers, CEA, and Management Services and Reimbursement Agreement Obligors.

            "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT" means the management services and reimbursement agreement entered into by Company and Covanta and certain of their respective Subsidiaries on the Closing Date, in form and substance satisfactory to Revolver Agent and Term Loan Agents as such agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted thereunder and pursuant to subsection 2.5(a).

            "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT Beneficiaries" shall have the meaning assigned to that term in the introduction to this Agreement.

            "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT OBLIGATIONS" means, as at any date of determination, the obligations of Management Services and Reimbursement Agreement Obligors then due and payable under Section 4(b) of the Management Services and Reimbursement Agreement; provided, however, that no such obligations shall be included in "Management Services and Reimbursement Agreement Obligations" if such obligation arises as a result of (i) any action or inaction by Covanta or any of its Subsidiaries (other than Company and its Subsidiaries), not triggered by a failure to perform by Company or any of its Subsidiaries or (ii) the failure of any Management Services and Reimbursement Agreement Beneficiary to renew, replace or extend, or cause the renewal, replacement or extension of, a Letter of Credit (as defined in the Management Services and Reimbursement Agreement); provided, however that the letter of credit dated February 28, 1999 issued by Citibank, N.A. to secure an obligation of NEPC Consortium Ltd. under certain Haripur project documents, and any renewal, replacement or extension of such letter of credit, shall in each case be excluded under this clause (ii) to the extent such letter of credit is not renewed, replaced or extended as a result of (x) the refusal of the issuer thereof (or any other proposed issuer acceptable to the beneficiary thereof) to so renew, replace or extend such letter of credit on an unsecured basis or (y) the failure of any other account party thereunder to satisfy any condition precedent imposed by the issuer thereof (or any other proposed issuer acceptable to the beneficiary thereof) to such renewal, replacement or extension.

            "MANAGEMENT SERVICES AND REIMBURSEMENT AGREEMENT OBLIGORS" shall have the meaning assigned to that term in the introduction to this Agreement.

            "MANDATORY PAYMENTS" means any amount described in subsections 2.4A(iii)(a)-(e) of the Revolver Credit Agreement and subsections
2.4A(ii)(a)-(e) of
the Term Loan Agreement to be applied as a prepayment of the Term Loans and/or the Revolver Loans and/or a permanent reduction of the Revolver Loan Commitments.

            "NET ASSET SALE PROCEEDS" means, with respect to any Asset Sale, Gross Receipts received from such Asset Sale, net of any bona fide direct costs incurred in connection with such Asset Sale, including (i) income taxes reasonably estimated to be actually payable prior to the earlier of (a) the date which is eighteen months from the date of such Asset Sale and (b) the Maturity Date as a result of any gain recognized in connection with such Asset Sale, (ii) additional Taxes actually payable upon the closing of such Asset Sale (including any transfer Taxes or Taxes on gross receipts), (iii) actual, reasonable and documented out-of-pocket fees and expenses (including reasonable legal fees, reasonable fees to advisors and severance costs that are due (pursuant to a Contractual Obligation of Company or any of its Subsidiaries in effect prior to such Asset Sale or pursuant to applicable law) and payable immediately upon consummation of such Asset Sale to employees of Company and its Subsidiaries that are terminated as a result thereof) paid to Persons other than Company and its Subsidiaries and their respective Affiliates in connection with such Asset Sale (including fees necessary to obtain any required consents of such Persons to such Asset Sale), and (iv) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any indebtedness (other than Revolver Loans and Term Loans) that is (x) secured by a valid, enforceable and perfected Lien on the stock or assets in question that is permitted under subsection 6.2 of each Credit Agreement and (y) required to be repaid under the terms of such indebtedness as a result of such Asset Sale (without duplication of amounts deducted in calculating the Gross Receipts from such Asset Sale) and is permitted to be paid under the Credit Documents.

            "NET INSURANCE/CONDEMNATION PROCEEDS" means any cash payments or Proceeds received by Company or any of its Subsidiaries (i) under any business interruption or casualty insurance policy in respect of a covered loss thereunder or (ii) as a result of the taking of any assets of Company or any of its Subsidiaries by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, in each case net of (a) income taxes reasonably estimated to be actually payable prior to the earlier of
(1) the date which is eighteen months from the date of such receipt and (2) March 10, 2007 as a result of the receipt of such payments of proceeds and (b) any actual, reasonable and documented out-of-pocket fees and expenses (including reasonable legal fees, reasonable fees to advisors and severance costs that are due (pursuant to a Contractual Obligation, or written employment policy applicable to terminated employees generally, of Company or any of its Subsidiaries in effect prior to the event causing or relating to the payment referred to in clause (i) or (ii) hereof or pursuant to applicable law) and payable on or prior to the receipt of such payment or proceeds to employees of Company and its Subsidiaries that have been terminated as a result of the relevant loss, taking or sale) paid to Persons other than Company and its Subsidiaries and their respective Affiliates in connection with the relevant loss, taking or sale or the adjustment or settlement of any claims of Company or such Subsidiary in respect thereof; provided, however, that Net Insurance/Condemnation Proceeds shall be reduced in an amount equal to the amount of proceeds Subsidiaries of Company are legally bound or required, pursuant to Contractual Obligations in effect on the Closing Date, or which were entered into after the Closing Date with respect to the financing or acquisition of a Project, to use for purposes other than application pursuant to subsection 4.1(b).

            "9.25% DEBENTURES" means the "9.25% Debenture Claims" as such term is defined in the Approved Plan of Reorganization.

            "NON-CONFIRMING HOLDER" means, on any date of determination, a Person that holds on such date a Debenture Interest or an Allowed Class 6 Interest in Term Loans initially allocable in accordance with subsection 9.25A(i) of the Term Loan Agreement to the Debenture Disbursing Agent or the Allowed Class 6 Disbursing Agent, respectively.

            "OBLIGATIONS" means all obligations of every nature of Loan Parties under the Credit Documents, including any liability of such Loan Party on any claim arising out of or relating to the Credit Documents, whether or not the right to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed or contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any bankruptcy, insolvency, reorganization or other similar proceeding. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Credit Documents include (a) the obligation to pay principal, interest (including all interest which accrues after the commencement of any case or proceeding in bankruptcy after the insolvency of, or for the reorganization of, any Loan Party, whether or not allowed in such case or proceeding), charges, expenses, fees, attorneys' fees and disbursements, indemnities and other amounts payable by any Borrower and any other Loan Party under any Credit Document and (b) the obligation to reimburse any amount in respect of any of the foregoing that any Agent or any Lender, in its sole discretion, may elect to pay or advance on behalf of such Borrower or other Loan Party; provided, that nothing in this definition shall be construed as creating any obligations of DHC under the Credit Documents that are not expressly set forth in such Credit Documents.

            "OFFICER'S CERTIFICATE" means, as applied to any Person that is a corporation, partnership, trust or limited liability company, a certificate executed on behalf of such Person by one or more Officers of such Person or one or more Officers of a general partner or a managing member if such general partner or managing member is a corporation, partnership, trust or limited liability company.

            "PAYMENT IN FULL" and "PAID IN FULL" means (i) as to the Revolver Loan Obligations, the payment and satisfaction in full in immediately available funds of all of such Revolver Loan Obligations and, other than for purposes of subsection 4.2(a), the termination of all Revolver Loan Commitments, (ii) as to the Term Loan Obligations, the payment and satisfaction in full in immediately available funds of all of such Term Loan Obligations and the termination of the Term Loan Commitments, (iii) as to the Approved Operating Expenses, the payment in full in immediately available funds of all such Approved Operating Expenses to the extent then due and payable, (iv) as to the Management Services and Reimbursement Agreement Obligations, the payment and satisfaction in full in immediately available funds of all of such Management Services and Reimbursement Agreement Obligations to the extent then due and payable pursuant to the Management Services and Reimbursement Agreement, (v) as to any amounts payable hereunder with respect to the Prepetition Unsecured Claims Participation Interest, the payment to Prepetition Unsecured Claims Agent of 5% of the aggregate cumulative amount of Aggregate Net Sales Proceeds not to exceed $4,000,000 and (vi) as to any other Secured Obligations, the payment and satisfaction in full in immediately available funds of all such Secured Obligations then outstanding. If after receipt of any payment of, or Proceeds of Collateral applied to the payment of, any of the Creditor Obligations, Collateral Agent or any other Creditor Party, as applicable, is required to surrender or return such payment or Proceeds to any Person for any reason, then the Creditor Obligations intended to be satisfied by such payment or Proceeds shall be reinstated and continue and this Agreement shall continue in full force and effect as if such payment or Proceeds had not been received by Collateral Agent or such other Creditor Party, as the case may be.

            "PARTIES" means the Loan Parties, Secured Parties and Creditor Parties from time to time party to this Agreement.

            "PERMITTED ENCUMBRANCES" shall have the meaning assigned to that term in both the Term Loan Agreement and Revolver Credit Agreement as in effect on the date hereof.

            "PERSON" or "PERSONS" means and include natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures (as defined in the Credit Agreements), associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and governments (whether federal, state or local, domestic or foreign, and including political subdivisions thereof) and agencies or other administrative or regulatory bodies thereof.

            "PETITION DATE" means April 1, 2002.

            "PLAN OF REORGANIZATION" means the Debtors' Second Joint Plan of Reorganization under Chapter 11 of the Bankruptcy Code as filed with the Bankruptcy Court on January 14, 2004 (and as revised and amended through March 2, 2004), together with the Reorganization Plan Supplement to Debtors' Second Joint Plan of Reorganization filed with the Bankruptcy Court on February 18, 2004 in connection therewith.

            "PREPETITION UNSECURED CLAIMS" means "Parent and Holding Company Unsecured Claims" that are "Allowed," as such terms are defined in the Approved Plan of Reorganization.

            "PREPETITION UNSECURED CLAIMS AGENT" shall have the meaning assigned to that term in the introduction to this Agreement.

            "PREPETITION UNSECURED CLAIMS PARTICIPATION INTEREST" means the right of holders of Allowed Class 6 Claims to receive 5% of the amount of Aggregate Net Sale Proceeds up to but not exceeding the total sum of $4,000,000 in the aggregate.

            "PROCEEDS" means "proceeds", as such term is defined in the UCC and, in any event, shall include (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to any of the Loan Parties or Collateral Agent from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any of the Loan Parties from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral, by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority), and (iii) any and all other consideration (in any form whatsoever) or other amounts from time to time paid or payable under or in connection with any of the Collateral upon disposition or otherwise.

            "PROJECT" means any waste-to-energy facility, electrical generation plant, cogeneration plant, water treatment facility or other facility for the generation of electricity or engaged in another line of business in which Company and its Subsidiaries are permitted to be engaged hereunder for which a Subsidiary or Subsidiaries of Company was, is or will be (as the case may be) an owner, operator, manager or builder, and shall also mean any two or more of such plants or facilities in which an interest has been acquired in a single transaction, so long as such interest constitutes an existing Investment on the Closing Date permitted under this Agreement; provided, however, that a Project shall cease to be a Project of Company and its Subsidiaries at such time that Company or any of its Subsidiaries ceases to have any existing or future rights or obligations (whether direct or indirect, contingent or matured) associated therewith.

            "REQUISITE OBLIGEES" means (i) until Payment in Full of all Revolver Loan Obligations, Requisite Revolver Lenders; and (ii) from and after Payment in Full of all Revolver Loan Obligations, Requisite Term Loan Lenders.

            "REQUISITE REVOLVER LENDERS" means Lenders having or holding more than 50% of the aggregate Revolver Loan Exposure of all Revolver Lenders; provided, however, that prior to the Closing Date, for purposes of this definition the Revolver Loan Exposure of each Revolver Loan Lender shall equal the original Revolver Loan Commitment of such Revolver Loan Lender on the Closing Date.

            "REQUISITE TERM LOAN LENDERS" means Lenders having or holding more than 50% of the aggregate Term Loan Exposure of all Term Loan Lenders; provided, however, that prior to the Closing Date, for purposes of this definition the Term Loan Exposure of each Term Loan Lender shall equal the original Term Loan Commitment of such Term Loan Lender on the Closing Date.

            "REVOLVER AGENT" shall have the meaning assigned to that term in the introduction hereto.

            "REVOLVER BORROWER" shall have the meaning assigned to that term in the introduction hereto.

            "REVOLVER CREDIT AGREEMENT" means that (i) certain credit agreement dated as of the date hereof by and among Company and the other Revolver Borrowers, Revolver Lenders and Revolver Agent, (ii) any credit agreement entered into by Revolver Borrowers to refinance, replace, renew or extend, in whole or in party, the credit agreement referenced in clause (i) and the indebtedness issued thereunder to the extent permitted pursuant to the Term Loan Agreement, in the case of clause (i) or (ii), as such credit agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted thereunder and pursuant to subsection 2.5(b).

            "REVOLVER DOCUMENTS" means the "Loan Documents" as such term is defined in the Revolver Credit Agreement (or any comparable term with respect to any replacement Revolver Credit Agreement not prohibited hereunder).

            "REVOLVER EVENT OF DEFAULT" means an "Event of Default" under and as defined in the Revolver Credit Agreement.

            "REVOLVER LENDER" shall have the meaning assigned to that term in the introduction to this Agreement.

            "REVOLVER LOAN" or "REVOLVER LOANS" means the loans made (or deemed made) by Revolver Lenders to Revolver Borrowers under the Revolver Credit Agreement.

            "REVOLVER LOAN COMMITMENT" means, as at any date of determination, the commitment of a Revolver Lender to make Revolver Loans to Revolver Borrowers pursuant to the Revolver Credit Agreement.

            "REVOLVER LOAN EXPOSURE" with respect to any Revolver Lender, means, as of any date of determination (i) prior to the termination of the Revolver Loan Commitments, that Revolver Lender's Revolver Loan Commitment, and (ii) after the termination of the Revolver Loan Commitments, the aggregate outstanding principal amount of the Revolver Loans of that Revolver Lender.

            "REVOLVER LOAN OBLIGATIONS" means any and all Obligations to the extent arising under or with respect to the Revolver Loan Commitments or the Revolver Loans, including principal and interest on any Revolver Loans and the fees and other amounts accruing or otherwise owed with respect to the Revolver Loan Exposure and all other Obligations of a Loan Party with respect to Revolver Loans; provided, however, that Obligations of any Loan Party for interest or commitment fees with respect to any Revolver Loan Document and Revolver Loan Commitments that accrue or may be incurred under any Revolver Loan Document after the commencement by or against any Loan Party of a Bankruptcy Proceeding shall be included in the Revolver Loan Obligations solely to the extent recoverable from such Loan Party or its estate in such proceeding.

            "SECURED PARTIES" means Term Loan Lenders, Revolver Lenders, Term Loan Agents, Revolver Agent, Cash Management Bank and Collateral Agent.

            "SECURED OBLIGATIONS" means all Obligations of Loan Parties from time to time under the Credit Agreements and the other Revolver Documents and Term Loan Documents and all obligations owing to Collateral Agent hereunder or under each Collateral Document, and all Cash Management Obligations.

            "SECURITIES" means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated, certificated or uncertificated, or otherwise, or in general any instruments commonly known as "securities" or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

            "SECURITIES ACCOUNT" means an account to which a financial asset is or may be credited in accordance with an agreement under which the Person maintaining the account undertakes to treat the Person for whom the account is maintained as entitled to exercise the rights that comprise the financial asset.

            "SECURITY AGREEMENT" means the Security Agreement executed and delivered by Borrowers on the Closing Date pursuant to the Revolver Credit Agreement and Term Loan Agreement, as such agreement may from time to time hereafter be amended, restated, supplemented or otherwise modified to the extent permitted pursuant to subsection 2.4.

            "SENIOR AGENT" means, (i) until Payment in Full of all Revolver Loan Obligations, Revolver Loan Agent and (ii) from and after Payment in Full of all Revolver Loan Obligations and until Payment in Full of all Term Loan Obligations, Term Loan Agent.

            "SENIOR CREDITOR" shall have the meaning assigned to that term in subsection 4.2(e).

            "SUBSIDIARY" means, with respect to any Person, any corporation, partnership, trust, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the members of the Governing Body is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof.

            "SUPERPRIORITY TERM LOAN OBLIGATIONS" means all Term Loan Obligations in respect of accrued and unpaid interest on the Term Loans (including, for the avoidance of doubt, accrued and unpaid interest on Additional Interest Loans; it being understood and agreed that, to the extent interest on the Term Loans is paid through the issuance of Additional Interest Loans pursuant to subsection 2.2B(ii) of the Term Loan Agreement, such interest shall be deemed paid for purposes of this definition).

            "SUPPLEMENTAL COLLATERAL AGENT" has the meaning assigned to that term in subsection 6.1(c).

            "TAX" or "TAXES" means any present or future tax, levy, impost, duty, charge, fee, deduction or withholding of any nature and whatever called, by whomsoever, on whomsoever and wherever imposed, levied, collected, withheld or assessed, including interest, penalties, additions to tax and any similar liabilities with respect thereto.

            "TERM LOAN" or "TERM LOANS" means the loans made (or deemed made) by Term Loan Lenders to Term Loan Borrowers pursuant to the Term Loan Agreement, including any Additional Interest Loans (as defined in the Term Loan Agreement) and loans deemed made after the Closing Date pursuant to subsection 2.1 of the Term Loan Agreement.

            "TERM LOAN AGENT" shall have the meaning assigned to that term in the introduction to this Agreement.

            "TERM LOAN AGENTS" means Term Loan Agent and Term Loan Documentation Agent.

            "TERM LOAN AGREEMENT" means that (i) certain credit agreement dated as of the date hereof by and among Company and the other Term Loan Borrowers, Term Loan Lenders and the Term Loan Agents, (ii) any credit agreement entered into by the Term Loan Borrowers to refinance, replace, renew or extend, in whole or in part, the credit agreement referenced in clause (i) and the indebtedness thereunder to the extent permitted pursuant to the Revolver Credit Agreement, in the case of clause (i) or (ii), as such credit agreement may be amended, restated, supplemented or otherwise modified from time to time to the extent permitted thereunder and pursuant to subsection 2.5(c).

            "TERM LOAN BORROWERS" shall have the meaning assigned to that term in the introduction to this Agreement.

            "TERM LOAN COMMITMENT" means, as at any date of determination, the commitment of a Term Loan Lender to make Term Loans to Term Loan Borrowers pursuant to the Term Loan Agreement.

            "TERM LOAN DOCUMENTATION AGENT" shall have the meaning assigned to that term in the introduction to this Agreement.

            "TERM LOAN DOCUMENTS" means the "Loan Documents" as such term is defined in the Term Loan Agreement (or any comparable term with respect to any replacement Term Loan Agreement not prohibited hereunder).

            "TERM LOAN EVENT OF DEFAULT" means an "Event of Default" under and as defined in the Term Loan Agreement.

            "TERM LOAN EXPOSURE" with respect to any Term Loan Lender, means, as of any date of determination the aggregate outstanding principal amount of the Term Loans of that Term Loan Lender.

            "TERM LOAN LENDER" shall have the meaning assigned to that term in the introduction to this Agreement.

            "TERM LOAN OBLIGATIONS" means any and all Obligations to the extent arising under or with respect to the Term Loan Commitments or the Term Loans, including principal and interest on any Terms Loans and fees and other amounts accruing or otherwise owed with respect to the Term Loan Exposure; provided, however, that Obligations of any Loan Party for interest with respect to any Term Loan Document and Term Loan Commitments that accrue or may be incurred under any Term Loan Document after the commencement by or against any Loan Party of a Bankruptcy Proceeding shall be included in the Term Loan Obligations solely to the extent recoverable from such Loan Party or its estate in such proceeding.

            "THIRD-PARTY GUARANTY" shall have the meaning assigned to that term in subsection 4.2(h).

            "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, the priority of any Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such priority and for purposes of definitions related to such provisions.

            "UNITED STATES" means the United States of America.

            1.2 OTHER DEFINITIONAL PROVISIONS AND RULES OF CONSTRUCTION.

            (a) Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.

            (b) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Agreement unless otherwise specifically provided.

            (c) The use of the word "include" or "including", when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as "without limitation" or "but not limited to" or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.

            (d) In the event of any refinancing, replacement or extension of any Credit Agreement, references in this Agreement to sections or subsections of such Credit Agreement shall refer to the functionally equivalent sections or subsections in such refinanced, replaced or extended agreement as the context requires.

                                   SECTION II

            2.1 APPOINTMENT AS COLLATERAL AGENT. Each Secured Party (i) appoints Bank of America to serve as collateral agent and representative of each such Secured Party (to the extent applicable) under this Agreement and each of the Collateral Documents (in such capacity, together with its successors in such capacity, the "COLLATERAL AGENT") and (ii) irrevocably authorizes Collateral Agent to act as agent for the Secured Parties for the purpose of executing and delivering, on behalf of all such Secured Parties, the Collateral Documents and, subject to the provisions of this Agreement, for the purpose of exercising such powers, rights and remedies hereunder and under the other Collateral Documents as are specifically delegated or granted to Collateral Agent by the terms hereof and thereof, together with such powers, rights and remedies as are reasonably incidental thereto. For the avoidance of doubt, it is understood and agreed that the Collateral Agent is the "Secured Party" or, as the case may be, the "Mortgagee" referred to in the Collateral Documents. Each Secured Party and Collateral Agent hereby appoints each other

Secured Party as agent for the purpose of perfecting Collateral Agent's security interest in Collateral that, in accordance with the UCC, can be perfected by possession or control.

            2.2 DECISIONS RELATING TO ENFORCEMENT ACTIONS AND OTHER MATTERS VESTED IN REQUISITE OBLIGEES.

            (a) Collateral Agent agrees to take such Enforcement Actions and all such actions with respect to Collateral which is perfected only by control of such Collateral, in each case as may be directed by Requisite Obligees (it being understood and agreed that if, at any time Collateral Agent determines that the requisite percentages constituting Requisite Obligees shall have been obtained, the Collateral Agent may and shall be fully authorized, as of such time and without the need for further direction from any Secured Party, to take or not take such action as the Requisite Obligees direct); provided, however, that notwithstanding anything in this Agreement to the contrary, Collateral Agent shall not be required to take any action that is in its judgment contrary to law or to the terms of this Agreement or any or all of the Collateral Documents or which would in its opinion subject it or any of its officers, employees or directors to liability, and Collateral Agent shall not be required to take any action under this Agreement or any or all of the Collateral Documents unless and until Collateral Agent shall be indemnified to its satisfaction by the relevant Parties against any and all losses, costs, expenses or liabilities in connection therewith.

            (b) Each Secured Party agrees that Collateral Agent may act as Requisite Obligees may request (regardless of whether any individual Party or any other Secured Party agrees, disagrees or abstains with respect to such request), that Collateral Agent shall have no liability for acting in accordance with such request (provided such action does not conflict with the express terms of this Agreement) and that no Secured Party shall have any liability to any other Party for any such request, except, in each case, liability arising from the gross negligence or willful misconduct of such Person. Collateral Agent shall give prompt notice to all Secured Parties of actions taken pursuant to the instructions of Requisite Obligees; provided, however, that the failure to give any such notice shall not impair the right of Collateral Agent to take any such action or the validity or enforceability under this Agreement and the applicable Collateral Documents of the action so taken.

            (c) Collateral Agent may at any time request directions from the Requisite Obligees with respect to the Collateral Documents as to any course of action or other matter relating hereto or to the Collateral Documents. Except as otherwise provided in the Collateral Documents, directions given by Requisite Obligees to Collateral Agent with respect to the Collateral and Collateral Documents shall be binding on all Secured Parties for all purposes (provided such directions do not conflict with the express terms of this Agreement).

            (d) Each Secured Party, by accepting the benefits hereof and of the Collateral Documents, agrees not to take any Enforcement Action whatsoever, in each case except through Collateral Agent in accordance with this Agreement.

            2.3 NET INSURANCE/CONDEMNATION PROCEEDS.

            (a) Unless prohibited by contractual or other legal requirement, all policies of insurance required to be maintained under any Credit Document shall (a) name Collateral Agent, for the benefit of Secured Parties, as an additional insured thereunder as its interests may appear and (b) in the case of each business interruption and casualty insurance policy, contain a loss payable clause or endorsement, satisfactory in form and substance to Revolver Loan Agent and Term Loan Agent, that names Collateral Agent for the benefit of Secured Parties as the loss payee thereunder for any covered loss in excess of $1,000,000 and provides for at least 30 days prior written notice to Collateral Agent of any modification or cancellation of such policy. As soon as practicable after the Closing Date, Company shall deliver to Agents, a certificate from Borrowers' insurance broker(s) or other evidence satisfactory to it that all insurance required to be maintained pursuant to this subsection 2.3 is in full force and effect and that Collateral Agent on behalf of Secured Parties has been named as additional insured and/or loss payee thereunder to the extent required under this subsection 2.3.

            (b) Upon receipt by Collateral Agent of any Net Insurance/Condemnation Proceeds as loss payee, (a) if and to the extent Company would have been required to apply such Net Insurance/Condemnation Proceeds (if it had received them directly) pursuant to the Revolver Credit Agreement (or, if the Revolver Loan Obligations have been Paid in Full, the Term Loan Agreement), Collateral Agent shall, and Company hereby authorizes Collateral Agent to, apply such Net Insurance/Condemnation Proceeds as provided in subsection 4.1(b) or, to the extent applicable, subsection 4.2, and (b) to the extent the foregoing clause (a) does not apply, Collateral Agent shall deliver such Net Insurance/Condemnation Proceeds to Company, and (1) Company and its Subsidiaries may retain and apply any portion thereof that is business interruption insurance proceeds for working capital purposes or any other purposes not prohibited under the Credit Agreements and (2) Company shall, or shall cause one or more of its Subsidiaries to, promptly apply such Net Insurance/Condemnation Proceeds that are not business interruption insurance proceeds to the costs of repairing, restoring, or replacing the assets in respect of which such Net Insurance/Condemnation Proceeds were received; provided, however that if at any time Senior Agent reasonably determines (A) that Company or such Subsidiary is not proceeding diligently with such repair, restoration or replacement or that such repair, restoration or replacement cannot be completed within 180 days after the receipt by Collateral Agent of such Net Insurance/Condemnation Proceeds, Senior Agent may direct Collateral Agent, and Company hereby authorizes Senior Agent and Collateral Agent to apply such Net Insurance/Condemnation Proceeds as provided in subsection 4.1(b).

            2.4 AMENDMENTS, MODIFICATIONS, WAIVERS AND RELEASES. Notwithstanding anything in the Credit Agreements, Collateral Documents and other Credit Documents to the contrary (but subject to subsection 7.1(c)),

            (a) except in connection with any Enforcement Action, the release of the Lien granted in favor of Collateral Agent on all or substantially all of the Collateral under the Collateral Documents shall require the prior written consent of each Revolver Lender and each Term Loan Lender; (except that such Lien may be released on all or substantially all Collateral to the extent such release is required in connection with an Asset Sale or Asset Sales permitted under the Credit Agreements); provided however, that, if prior to or concurrently with any such release the Revolver Loan Obligations are Paid in Full, then such release shall not require any Revolver Lender's consent; and

            (b) except as set forth in subsection 2.4(a), any amendment, modification, termination or waiver of, any Collateral Documents shall require the prior written consent of (i) until Payment in Full of all Revolver Loan Obligations, Requisite Revolver Lenders and (ii) until Payment in Full of all Term Loan Obligations, Requisite Term Loan Lenders.

            2.5 AMENDMENTS, MODIFICATIONS AND WAIVERS WITH RESPECT TO CREDIT DOCUMENTS. Any amendment or modification of, or waiver of compliance with the terms of any Credit Document, shall (subject to subsection 7.1(c)) be subject to the following requirements:

            (a) Until (i) the termination of the Term Loan Agreement and the Payment in Full of all Term Loan Obligations, without the prior written consent of Requisite Term Loan Lenders, and (ii) the termination of the Revolver Credit Agreement and the Payment in Full of all Revolver Loan Obligations, without the prior written consent of Requisite Revolver Lenders, Company shall not, and shall not permit any of its Subsidiaries to amend, restate, modify or waive (or make any payment consistent with an amendment, restatement, modification or waiver of) any material provision of the Management Services and Reimbursement Agreement, the Existing IPP Project Guaranties, or the DHC Tax Sharing Agreement, in each case if the effect of such amendment, restatement, modification or waiver, together with all other amendments, restatements, modifications or waivers made,
      (a) is to impose additional material obligations on, or confer additional material rights to the holders thereof (or to other obligees with respect thereto) against, Company or any of its Subsidiaries, (b) is otherwise adverse to the interests of the Term Loan Lenders in a manner deemed material in the judgment of the Term Loan Agents or Requisite Term Loan Lenders so notifying Term Loan Agents or Company, or (c) is otherwise adverse to the interests of the Revolver Lenders in a manner deemed material in the judgment of the Revolver Agent or Requisite Revolver Lenders so notifying Revolver Agent or Company.

            (b) Subject to the provisions of subsection 2.4, and until the termination of the Term Loan Agreement and the Payment in Full of all Term Loan Obligations, without the prior written consent of Requisite Term Loan Lenders, Revolver Lenders may not amend, restate, modify or waive (or receive any payment consistent with an amendment, restatement, modification or waiver of) any material provision of any of the Revolver Documents, unless (i) the terms of the Revolver Documents as so amended, restated, modified or waived are not more disadvantageous to Company and its Subsidiaries and the Term Loan Lenders (in a manner deemed material by Term Loan Agent or Requisite Term Loan Lenders so notifying Term Loan Agent or Company) than the Revolver Documents in effect on the Closing Date (it being understood and agreed that any amendment, restatement, modification or waiver having the effect of increasing the amount of, or reducing, delaying or waiving any otherwise required reduction in the amount of, any commitment to extend loans under the Revolver Documents shall be deemed to be more disadvantageous for purposes of this clause (i) without further notice or other action by Term Loan Agents or Requisite Term Loan Lenders), (ii) the aggregate amount of indebtedness and additional commitments to extend credit, if any, under the Revolver Documents as so amended, restated, modified or waived, do not exceed the aggregate amount of the commitments to extend credit in effect under the Revolver Documents on the Closing Date, (iii) the obligations under (and the Liens securing) such Revolver Documents as so amended, restated, modified or waived are subject to this Agreement on terms substantively identical to the terms applicable to the obligations in effect under the Revolver Documents on the Closing Date, and (iv) Company provides to Term Loan Agents reasonable prior advance written notice of such proposed amendment, restatement, modification or waiver and copies of all material contracts or other agreements being entered into in connection therewith.

            (c) Subject to the provisions of subsection 2.4, and until the termination of the Revolver Credit Agreement and the Payment in Full of all Revolver Loan Obligations, without the prior written consent of Requisite Revolver Lenders, Term Loan Lenders may not amend, restate, modify or waive (or receive any payment consistent with an amendment, restatement, modification or waiver of) any material provision of any of the Term Loan Documents, unless (i) the terms of the Term Loan Documents as so amended, restated, modified or waived are not more disadvantageous to Company and its Subsidiaries and the Revolver Lenders (in a manner deemed material by Revolver Agent or Requisite Revolver Lenders so notifying Revolver Agent or Company) than the Term Loan Documents in effect on the Closing Date (it being understood and agreed that any amendment, restatement, modification or waiver having the effect of increasing the amount of, or reducing, delaying or waiving any otherwise required reduction in the amount of, any commitment to extend loans under the Term Loan Documents shall be deemed to be more disadvantageous for purposes of this clause (i), without further notice or other action by Revolver Agent or Requisite Revolver Lenders), (ii) the aggregate amount of indebtedness and additional commitments to extend credit, if any, under the Term Loan Documents as so amended, restated, modified or waived, do not exceed the aggregate amount of the commitments to extend credit in effect under the Term Loan Documents on the Closing Date plus the amount of any Additional Interest Loans and other Term Loans deemed made thereunder from time to time pursuant to subsections 2.2B and 2.1A of the Term Loan Agreement, respectively, (iii) the obligations under (and the Liens securing) such Term Loan Documents as so amended, restated, modified or waived are subject to this Agreement on terms substantively identical to the terms applicable to the obligations in effect under the Term Loan Documents on the Closing Date, and (iv) Company provides to Revolver Agent reasonable prior advance written notice of such proposed amendment, restatement, modification or waiver and copies of all material contracts or other agreements being entered into in connection therewith.

            (d) Each Lender acknowledges and agrees that Borrowers have agreed to and are bound by the provisions of subsection 5.12 (Most Favored Nations Payments) of each Credit Agreement.

                                  SECTION III

            3.1 PRIORITY OF LIENS. Notwithstanding the order or time of attachment, or the order, time or manner of perfection, or the order or time of filing or recordation of any document or instrument, or other method of perfecting a security interest in favor of Collateral Agent in any Collateral, and notwithstanding any conflicting terms or conditions which may be contained in any of the Credit Documents, the Secured Parties agree that as among the Secured Parties, the following Lien priorities shall strictly apply in defining the respective Lien priorities of each Secured Party in the Collateral:

            (a) first, the Liens upon the Collateral in favor of Collateral Agent to the extent securing the Secured Obligations owing from time to time to the Collateral Agent, in its capacity as Collateral Agent, to the full extent thereof;

            (b) second: the Liens upon the Collateral in favor of Collateral Agent to the extent securing, on a pari passu basis, the Secured Obligations owing from time to time to the Term Loan Agents and Revolver Loan Agent, in their capacities as Term Loan Agents and Revolver Loan Agent, respectively, to the full extent thereof;

            (c) third: the Liens upon the Collateral in favor of Collateral Agent to the extent securing, on a pari passu basis, (i) the remaining Revolver Loan Obligations, and (ii) the Cash Management Obligations, in each case to the full extent thereof; and

            (d) fourth: the Liens upon the Collateral in favor of Collateral Agent to the extent securing the Term Loan Obligations to the full extent thereof.

            3.2 PRIORITIES UNAFFECTED BY ACTION OR INACTION. The Lien priorities in subsection 3.1 shall not be altered or otherwise affected by any amendment, modification, supplement, extension, renewal, restatement or refinancing of any of the Secured Obligations, nor by any action or inaction which Collateral Agent or any other Secured Party may take or fail to take in respect of the Collateral.

                                   SECTION IV

            4.1 APPLICATION OF MANDATORY PREPAYMENTS UNDER CREDIT AGREEMENTS AND NET ASSET SALE PROCEEDS. Notwithstanding anything in the Credit Documents to the contrary but subject in all respects to subsection 4.2, so long as any Creditor Obligations are outstanding (including any loans or any commitments to lend):

            (a) Any Mandatory Payments pursuant to subsection 2.4A(iii)(e) of the Revolver Credit Agreement and subsection 2.4A(ii)(e) of the Term Loan Agreement shall, in each case, be applied first, to the payment of any Approved Operating Expenses then due and payable to Management Services and Reimbursement Agreement Beneficiaries pursuant to the Management Services and Reimbursement Agreement; second, to the extent of any excess amounts remaining after application in clause first, to the payment of interest then due and payable on the Term Loans pursuant to subsection 2.2B(ii) of the Term Loan Agreement; third, to the extent of any excess amounts remaining after the application described in clauses first and second, to repay any

      Management Services and Reimbursement Agreement Obligations then due and payable; and fourth to the extent of any excess amounts remaining after application in clauses first, second and third, to prepay outstanding Term Loans.

            (b) Any Mandatory Payments pursuant to subsections 2.4A(iii)(a) -
      (d) of the Revolver Credit Agreement and subsection 2.4A(ii)(a) - (d) of the Term Loan Agreement shall, in each case, be applied first, to the payment of any Approved Operating Expenses then due and payable to Management Services and Reimbursement Agreement Beneficiaries pursuant to the Management Services and Reimbursement Agreement, second, to the extent of any excess amounts remaining after the application described in clause first, (a) to reduce Revolver Loan Exposure in an amount equal to 50% of such excess amounts with such reduction in Revolver Loan Exposure to occur by repaying outstanding Revolver Loans to the full extent thereof and permanently reducing the Revolver Loan Commitments in the full amount of the portion of such payment so applied to reduce Revolver Loan Exposure (provided, however, that no such application shall reduce the Revolver Loan Commitments to the extent that the sum of any Cash On Hand plus the amount of Revolver Loan Commitments would be less than $10,000,000 after giving effect to such reduction), with any amounts so applied to Revolver Loan Exposure but not actually applied to repay Revolver Loans being retained by Revolver Borrowers, and (b) to repay any Management Services and Reimbursement Agreement Obligations then due and payable and outstanding Term Loans in an amount equal to 50% of such excess amounts, (with such amount being applied first to such Management Services and Reimbursement Agreement Obligations and then to prepay outstanding Term Loans); and third, if either (1) no Revolver Loans are outstanding and the sum of all Cash On Hand plus the amount of Revolver Loan Commitments is less than $10,000,000, or (2) no Management Services and Reimbursement Agreement Obligations and no Term Loans are outstanding, but both events described in clauses (1) and (2) shall not have occurred, to repay and reduce Revolver Loan Exposure by repaying Revolving Loans and permanently reducing Revolving Loan Commitment (with any amounts so applied to Revolver Loan Exposure but not actually applied to repay Revolver Loans being retained by Borrowers) or Management Services and Reimbursement Agreement Obligations and Term Loans (with amounts being applied first to Management Services and Reimbursement Agreement Obligations and then to Term Loans) to the extent required so that both such events shall occur; provided that, notwithstanding anything in the foregoing to the contrary, to the extent that any Mandatory Payment applied to prepay Term Loans pursuant to this subsection 4.1(b) constitutes Net Asset Sale Proceeds, 5% of the aggregate amount of such Net Asset Sale Proceeds shall be applied to the payment of Prepetition Unsecured Claims Participation Interest (provided, that the aggregate cumulative amount of all Net Asset Sale Proceeds so applied, when aggregated with all other Aggregate Net Sales Proceeds paid or distributed in respect of Prepetition Unsecured Claims Participation Interest, shall not exceed $4,000,000) and 95% of such amount shall be applied to prepay Term Loans).

            (c) In the event that at the time of receipt by Company or any of its Subsidiaries of any Net Asset Sale Proceeds, the Term Loan Obligations shall have been Paid in Full and the Prepetition Unsecured Claims Participation Interest shall not have been Paid in Full at such time, 5% of the aggregate amount of such Net Asset Sale

      Proceeds shall be applied to the payment of the Prepetition Unsecured Claims Participation Interest until such time as the aggregate amount of such Net Asset Sale Proceeds applied to the payment of the Prepetition Unsecured Claims Participation Interest when aggregated with all other Aggregate Net Sale Proceeds paid or distributed in respect of the Prepetition Unsecured Claims Participation Interest, shall total $4,000,000.

            (d) All payments of Term Loans pursuant to this subsection 4.1 shall made to the Term Loan Agent for distribution to the Term Loan Lenders and the Disbursing Agents in accordance with the Term Loan Agreement, including subsection 9.25 thereof.

            4.2 APPLICATION OF PROCEEDS OF COLLATERAL, ETC.

            (a) Except as provided in subsection 4.2(b) or 4.2(c) below, upon the occurrence and during the continuation of an Event of Default or the termination of the Revolver Loan Commitments (other than as a result of any voluntary termination of Revolver Loan Commitments by Revolver Borrowers pursuant to subsection 2.4A(ii) of the Revolver Credit Agreement), if requested by Requisite Revolver Lenders with respect to any Revolver Event of Default or termination of Revolver Loan Commitments, or if requested by Requisite Term Loan Lenders with respect to any Term Loan Event of Default, (1) all Mandatory Payments or other payments received by any Agent or other Creditor Party on account of the Creditor Obligations, whether from any Loan Party or otherwise, shall promptly be delivered to Collateral Agent and upon receipt by Collateral Agent, applied by Collateral Agent against the Creditor Obligations and (2) all Proceeds received by Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral or other Enforcement Action may, in the discretion of Senior Agent upon written direction to Collateral Agent, be held by Collateral Agent as Collateral for, and/or (then or at any time thereafter) applied in full or in part by Collateral Agent against, the applicable Creditor Obligations, in each case under clauses (1) and (2) in the following order of priority:

                  (i) First, to the payment of the costs and expenses of the exercise of rights and remedies and such sale, collection or other realization or Enforcement Action, including reimbursement of all expenses, liabilities and advances made or incurred by Collateral Agent in connection therewith (including for reasonable cost, fees and expenses of counsel and other professionals and agents retained by the Collateral Agent) and all amounts for which Collateral Agent is entitled to compensation, reimbursement and indemnification under any Credit Document and any other amounts then owing to Collateral Agent, in its capacity as Collateral Agent, pursuant to the Collateral Documents;

                  (ii) Second, to the extent proceeds remain after application as described in clause (i) above, pro rata among the following, based on the amounts outstanding as of any date of determination: all Secured Obligations owing to Term Loan Agents and Revolver Agent, in their capacities as Term Loan Agents and Revolver Agent, respectively;

                  (iii) Third, to the extent proceeds remain after application as described in clauses (i) and (ii) above, to the payment of Approved Operating Expenses until all Approved Operating Expenses have been Paid in Full;

                  (iv) Fourth, to the extent proceeds remain after application as described in clauses (i) through (iii) above, pro rata among the following, based on the amounts outstanding as of any date of determination: (i) all Revolver Loan Obligations (with any payment of the Revolver Loans resulting in a corresponding permanent reduction in the Revolver Loan Commitments), and (ii) all Cash Management Obligations, until all such Revolver Loan Obligations and Cash Management Obligations have been Paid in Full;

                  (v) Fifth, to the extent proceeds remain after application as described in clauses (i) through (iv) above, to the payment of the Superpriority Term Loan Obligations, until all Superpriority Term Loan Obligations have been Paid in Full;

                  (vi) Sixth, to the extent proceeds remain after application as described in clauses (i) through (v) above, to the payment of the Management Services and Reimbursement Agreement Obligations then due and payable, until all Management Services and Reimbursement Agreement Obligations have been Paid in Full;

                  (vii) Seventh, to the extent proceeds remain after application as described in clauses (i) through (vi) above, 5% of any such excess proceeds constituting Aggregate Net Sales Proceeds to the payment of the Prepetition Unsecured Claims Participation Interest in an aggregate cumulative amount which, when added to all other Aggregate Net Sale Proceeds paid or distributed in respect of the Prepetition Unsecured Claims Participation Interest, does not exceed $ 4,000,000;

                  (viii) Eighth, to the extent proceeds remain after application as described in clauses (i) through (vii) above, to the payment of the remaining Term Loan Obligations, until all Term Loan Obligations have been Paid in Full; and

                  (ix) Ninth, after application as described in clauses (i) through (viii) above and Payment in Full of all other Secured Obligations under the Revolver Credit Agreement, Term Loan Agreement, and all Secured Obligations then due and payable under the Management Services and Reimbursement Agreement, if any, and the termination of all Revolver Loan Commitments, to Loan Parties, or, subject to subsection 7.1(c), their successors or assigns, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such Proceeds.

            (b) Notwithstanding anything in subsection 4.2(a) to the contrary, in the event that no Revolver Event of Default has occurred and is continuing under subsection 7.1 of the Revolver Credit Agreement and no Bankruptcy Proceeding has been commenced by or against any Loan Party, the Term Loan Lenders and Term Loan Agents shall be entitled to receive payments of current interest and fees with respect to the Term Loan Obligations when due under the Term Loan Agreement.

            (c) Until Proceeds are applied as set forth in this subsection 4.2, Collateral Agent shall hold such Proceeds in its custody in accordance with its regular procedures for handling deposited funds.

            (d) Payments by Collateral Agent to the Revolver Lenders in respect of the Obligations shall be made to the Revolver Agent for distribution to the Revolver Lenders in accordance with the Revolver Credit Agreement and this Agreement; payments by Collateral Agent to the Term Loan Lenders in respect of the Obligations shall be made to the Term Loan Agent for distribution to the Term Loan Lenders and the Disbursing Agents in accordance with the Term Loan Agreement (including subsection 9.25 of the Term Loan Agreement) and this Agreement; any payments in respect of Approved Operating Expenses shall be made to such Persons as shall be directed in writing by Company pursuant to an Officer's Certificate delivered pursuant to subsection 5.1(c); any payments in respect of any Management Services and Reimbursement Agreement Obligations shall be paid to Covanta, for distribution to the applicable Management Services and Reimbursement Agreement Beneficiary; payments in respect of any Prepetition Unsecured Claims Participation Interest shall be paid to Prepetition Unsecured Claims Agent for distribution to the holders of the Prepetition Unsecured Claims Participation Interest; and payments in respect of the Cash Management Obligations shall be made to Cash Management Bank for the benefit of Cash Management Bank.

            (e) In the event that any Creditor Party shall receive any Distribution that such Creditor Party is not entitled to receive or retain under the provisions of this Agreement (in such capacity, each, a "JUNIOR CREDITOR"), such Junior Creditor shall hold any such Distribution so received in trust for the benefit of the holders of other Creditor Obligations with the right to receive such Distribution under the provisions of this Agreement (in such capacity, each, a "SENIOR CREDITOR") and shall segregate such Distribution from other assets held by such Junior Creditor; and shall forthwith turn over such Distribution (without liability for interest thereon, but with any appropriate endorsements or assignments, if necessary) to the holders of, or to Collateral Agent for the benefit of the holders of, such Creditor Obligations in the form received (with any appropriate endorsement or assignment, if necessary) to be distributed in accordance with subsection 4.1 or 4.2, as applicable, and applied to such Creditor Obligations. In the event of a failure of any Junior Creditor to make any such endorsement or assignment to Collateral Agent or Senior Creditors, as the case may be, Collateral Agent and such Senior Creditors are hereby irrevocably authorized on behalf of such Junior Creditor to make such endorsement or assignment, as applicable. For the avoidance of doubt, the provisions of this Agreement regarding Junior Creditors and Senior Creditors apply regardless of whether or not a Junior Creditor or Senior Creditor is a Secured Party.

            (f) No payment or distribution to any Senior Creditor pursuant to the provisions of this Agreement shall entitle the applicable Junior Creditor or Junior Creditors to exercise any right of subrogation in respect thereof until (i) all Creditor Obligations of such Senior Creditors shall have been indefeasibly Paid in Full, or (ii) all of such Senior Creditors have consented in writing to the taking of such action. With respect to any subrogation claims, each Junior Creditor hereby (to the extent permitted by applicable law) waives, releases and discharges any and all rights, claims, causes of action, liabilities, claims and demands, in law or equity, which such Junior Creditor has had, now has, or may in the future have, arising out of or relating directly or indirectly to the taking or not taking of any act or proceeding or not proceeding with any action which the Senior Creditors (or that representatives) may take in an effort to collect in respect of the Creditor Obligations owed to such Senior Creditors.

            (g) In furtherance of, and without limiting, the priority provisions set forth in this subsection 4.2, but subject to the applicable voting provisions set forth in subsection 2.2, each Secured Party agrees that, in order to enable Collateral Agent to enforce its rights hereunder in any Bankruptcy Proceeding, Collateral Agent is hereby irrevocably authorized and empowered in its sole and absolute discretion to receive and collect any and all dividends or other payments or disbursements made on account of Collateral Agent's Lien on the Collateral in whatever form the same may be paid or issued and to apply the same on account of any such Creditor Obligations in accordance with the provisions of the Credit Documents and this Agreement. At any time, including but not limited to during any Bankruptcy Proceeding, Collateral Agent and each other Party will refrain from taking any action which would contest or challenge in any administrative, legal or equitable action or otherwise the validity or enforceability of the terms of this Agreement, including the priority provisions contained in subsection 4.1 and this subsection 4.2 and the Lien priority provisions contained in subsection 3.1.

            (h) Each Secured Party hereby covenants and agrees that (i) such Secured Party will not accept from any Person on behalf of the Borrowers any guarantee (a "THIRD-PARTY GUARANTY") of any Obligations unless such guarantor simultaneously guarantees the payment of all Secured Obligations owed to each of the other Secured Parties (or, if such Third-Party Guaranty guarantees only a portion of the Obligations owing to such Secured Party, such Secured Party will not accept such Third-Party Guaranty unless such guarantor simultaneously guarantees the same proportion of Obligations owing to the other Secured Parties), and (ii) such Secured Party will not take, accept or obtain any security interest in, or lien or encumbrance upon, any assets of any of the Borrowers or any Subsidiary or Affiliate thereof or any other Person to secure the payment and performance of the Obligations unless the Collateral Agent, for the benefit of all Secured Parties, is granted a pari passu security interest in, or lien upon, such assets, in either case, pursuant to documents in form and substance satisfactory to the Revolver Agent and Term Loan Agent.

            (i) Each Junior Creditor hereby waives any rights it may have under applicable law to assert the doctrine of marshalling or to otherwise require Collateral Agent or any Senior Creditors to marshal any property of the Loan Parties or any of their respective Affiliates for the benefit of such Junior Creditors.

            (j) All payments of Term Loan Obligations pursuant to this subsection 4.2 (including Superpriority Term Loan Obligations) shall be made to the Term Loan Agent for distribution to the Term Loan Lenders and the Disbursing Agents in accordance with the Term Loan Agreement, including subsection 9.25 thereof.

                                   SECTION V

            5.1 INFORMATION. From time to time, upon the request of Collateral Agent, each of the following Parties agrees to promptly provide to Collateral Agent the information described below:


            (a) Revolver Agent agrees to promptly from time to time to (i) deliver to Collateral Agent a true, correct and complete copy of any amendment, waiver or modification of or supplement to any Revolver Document upon execution and delivery to Revolver Agent thereof by the relevant parties thereto and (ii) notify Collateral Agent of: (A) the aggregate amount of principal of and interest on the relevant Obligations arising under the Revolver Credit Agreement as at such date as Collateral Agent may specify, (B) the current Revolver Loan Commitment under the Revolver Credit Agreement, and (C) any payment received by Revolver Agent to be applied to the principal of or interest on the Obligations and (iii) the amount of any other fees or expenses outstanding under the Revolver Credit Agreement (including fees and expenses of Revolver Agent) and, in each case, Collateral Agent shall be entitled to rely conclusively upon such information.

            (b) Term Loan Agent agrees to promptly from time to time to (i) deliver to Collateral Agent a true, correct and complete copy of any amendment, waiver or modification of or supplement to any Term Loan Document upon execution and delivery to Term Loan Agent thereof by the relevant parties thereto and (ii) notify Collateral Agent of: (A) the aggregate amount of principal of and interest on the Obligations under the Term Loan Agreement as at such date as Collateral Agent may specify, (B) any payment received by Term Loan Agent to be applied to the principal of or interest on the Obligations and (C) the amount of any other fees or expenses outstanding under the Term Loan Agreement (including fees and expenses of Term Loan Agents) and, in each case, Collateral Agent shall be entitled to rely conclusively upon such information.

            (c) Company agrees promptly from time to time to (i) upon execution of any amendment, waiver, modification or supplement to the Management Services and Reimbursement Agreement, deliver to Collateral Agent an Officer's Certificate certifying that attached thereto is a true, correct and complete copy of any such amendment, waiver or modification or supplement and (ii) upon request of Collateral Agent, promptly deliver to Collateral Agent an Officer's Certificate certifying as to: (A) the outstanding amount of any claim or demand made against any Loan Party pursuant to the Management Services and Reimbursement Agreement and any other amounts owing thereunder, whether for Approved Operating Expenses, Management Services and Reimbursement Agreement Obligations or otherwise, at such date as Collateral Agent may specify, (B) the amount of any payment made pursuant to the Management Services and Reimbursement Agreement and received by any Management Services and Reimbursement Agreement Beneficiary and (C) the outstanding amount of, and applicable recipients of, any Approved Operating Expenses as at any date as Collateral Agent may specify, and, in each case, Collateral Agent shall be entitled to rely conclusively upon such certification.

                                   SECTION VI

            6.1 DISCLAIMERS, SUPPLEMENTAL COLLATERAL AGENT, INDEMNITY, ETC.

            (a) Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Collateral Documents and Collateral Agent shall not by reason of this Agreement or the Collateral Documents be a trustee for any Party or have any other fiduciary obligation to any Party. Collateral Agent shall not be responsible to any Party for any recitals, statements, representations or warranties contained in this Agreement or any other Credit Document or in any certificate or other document referred to or provided for in, or received by any of them under, this Agreement or any other Credit Document, or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Credit Document or any other document referred to or provided for therein or any Lien under the Collateral Documents or the perfection or priority of any such Lien or for any failure by any Loan Party to perform any of its respective obligations this Agreement or any other Credit Document. Collateral Agent may exercise such powers, rights and remedies and perform such duties by or through its Affiliates, agents or employees.

            (b) Neither Collateral Agent nor any of its officers, directors, employees or agents shall be liable to any Parties for any action taken or omitted by Collateral Agent under or in connection with this Agreement or any of the Collateral Documents or other Credit Documents except to the extent caused by Collateral Agent's gross negligence or willful misconduct. Collateral Agent shall be entitled to refrain from any act or the taking of any action (including the failure to take an action) in connection with this Agreement or any of the Collateral Documents or other Credit Documents or from the exercise of any power, discretion or authority vested in it hereunder or thereunder unless and until Collateral Agent shall have received instructions in respect thereof from Requisite Obligees (or such other Secured Parties as may be required to give such instructions under subsection 2.4(a)) and, upon receipt of such instructions from Requisite Obligees (or such other Secured Parties, as the case may be), Collateral Agent shall be entitled to act or (where so instructed) refrain from acting, or to exercise such power, discretion or authority, in accordance with such instructions. Without prejudice to the generality of the foregoing, (i) Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any communication, instrument or document believed by it to be genuine and correct and to have been signed or sent by the proper person or persons, and shall be entitled to rely and shall be protected in relying on opinions and judgments of attorneys (who may be attorneys for Company and its Subsidiaries), accountants, experts and other professional advisors selected by it; and (ii) no Party shall have any right of action whatsoever against an Agent as a result of Collateral Agent acting or (where so instructed) refraining from acting under this Agreement or any of the other Collateral Documents or other Credit Documents in accordance with the instructions of Requisite Obligees (or such other Secured Parties as may be required to give such instructions under subsection 2.4(a)).

            (c) It is the purpose of this Agreement and the Collateral Documents and other Credit Documents that there shall be no violation of any law of any jurisdiction


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
      denying or restricting the right of banking corporations or associations to transact business as agent or trustee in such jurisdiction. It is recognized that in case of litigation under this Agreement or any of the Collateral Documents or other Credit Documents, and in particular in case of the enforcement of any of the Collateral Documents, or in case Collateral Agent deems that by reason of any present or future law of any jurisdiction it may not exercise any of the rights, powers or remedies granted herein or in any of the other Collateral Documents or take any other action which may be desirable or necessary in connection therewith, it may be necessary that Collateral Agent appoint an additional individual or institution as a separate trustee, co-trustee, collateral agent or collateral co-agent (any such additional individual or institution being referred to herein individually as a "SUPPLEMENTAL COLLATERAL AGENT" and collectively as "SUPPLEMENTAL COLLATERAL AGENTS").

            In the event that Collateral Agent appoints a Supplemental Collateral Agent with respect to any Collateral, (i) each and every right, power, privilege or duty expressed or intended by this Agreement or any of the other Collateral Documents to be exercised by or vested in or conveyed to Collateral Agent with respect to such Collateral shall be exercisable by and vest in such Supplemental Collateral Agent to the extent, and only to the extent, necessary to enable such Supplemental Collateral Agent to exercise such rights, powers and privileges with respect to such Collateral and to perform such duties with respect to such Collateral, and every covenant and obligation contained in the Collateral Documents and necessary to the exercise or performance thereof by such Supplemental Collateral Agent shall run to and be enforceable by either Collateral Agent or such Supplemental Collateral Agent, and (ii) the provisions of this Agreement that refer to Collateral Agent shall inure to the benefit of such Supplemental Collateral Agent and all references herein to Collateral Agent shall be deemed to be references to Collateral Agent and/or such Supplemental Collateral Agent, as the context may require.

            Should any instrument in writing from any Loan Party be required by any Supplemental Collateral Agent so appointed by Collateral Agent for more fully and certainly vesting in and confirming to him or it such rights, powers, privileges and duties, such Loan Party shall execute, acknowledge and deliver any and all such instruments promptly upon request by Collateral Agent. In case any Supplemental Collateral Agent, or a successor thereto, shall die, become incapable of acting, resign or be removed, all the rights, powers, privileges and duties of such Supplemental Collateral Agent, to the extent permitted by law, shall vest in and be exercised by Collateral Agent until the appointment of a new Supplemental Collateral Agent.

            (d) Each Lender ratably in accordance with the amount of the Creditor Obligations of such Lenders, severally agrees that it shall indemnify Collateral Agent and the officers, directors, employees, agents, attorneys, professional advisors and affiliates of Collateral Agent to the extent that any such Person is neither reimbursed by any Loan Party under any Loan Document nor reimbursed out of any Proceeds pursuant to clause First of subsection 4.2(a), for and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including counsel fees and disbursements and fees and fees and disbursements of any advisor engaged by Collateral Agent) or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against Collateral Agent or any such Person exercising the powers, rights and remedies of a Collateral Agent or performing duties of a Collateral Agent hereunder or under the other Collateral Documents or in any way relating to or arising out of this Agreement, any Collateral Document or any other Credit Document or any other documents contemplated hereby or thereby or referred to therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms of any thereof; provided, however, that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of Collateral Agent as determined by a final judgment of a court of competent jurisdiction. No Revolver Agent or Term Loan Agent shall have any liability to any Party under this subsection 6.1(d). Obligations of Non-Confirming Holders and Disbursing Agents pursuant to this subsection 6.1(d) shall be subject to the provisions of subsection 9.25 of the Term Loan Agreement.

            (e) The agency hereby created shall in no way impair or affect any of the rights and powers of, or impose any duties or obligations upon, Collateral Agent in its individual capacity as a Revolver Agent, Term Loan Agent or Term Loan Lender, as the case may be, hereunder or under any Credit Document. With respect to its participation in the Revolver Loan Obligations or Term Loan Obligations, Collateral Agent shall have the same rights and powers hereunder as any other Secured Party and may exercise the same as though it were not performing the duties and functions delegated to it hereunder. Collateral Agent and its Affiliates may accept deposits from, lend money to, acquire equity interests in and generally engage in any kind of commercial banking, investment banking, trust, financial advisory or other business with Company or any of its Affiliates as if it were not performing the duties specified herein, and may accept fees and other consideration from any Loan Party for services in connection with this Agreement and otherwise without having to account for the same to Creditor Parties.

            (f) Collateral Agent may deem and treat the payee of any promissory note or other evidence of indebtedness relating to the Creditor Obligations as the owner thereof for all purposes hereof unless and until a written notice of the assignment or transfer thereof, signed by such payee and in form satisfactory to Collateral Agent, shall have been filed with Collateral Agent. Any request, authority or consent of any Person who at the time of making such request or giving such authority or consent is the holder of any such note or other evidence of indebtedness shall be conclusive and binding on any subsequent holder, transferee or assignee of such note or other evidence of indebtedness and of any note or notes or other evidences of indebtedness issued in exchange therefor. Notwithstanding anything to the contrary contained in the Term Loan Documents, the Revolver Documents or Management Services and Reimbursement Agreement, (i) no assignment or transfer (including, without limitation, a refinancing or replacement) of any interest of (A) any Revolver Lender in the Revolver Loan Exposure or Revolver Loans (including pursuant to any refinancing, restatement, replacement or extension of the Revolver Credit Agreement not prohibited hereunder), or (B) any interest of any Term Loan Lender in the Term Loan or the Term Loans (including pursuant to any refinancing, restatement, replacement or extension of the Term Loan Agreement not prohibited hereunder), may in any case be made unless the transferee, assignee or any Person who became a lender pursuant to a refinancing, restatement, replacement or extension of the Term Loan Agreement or Revolver Credit Agreement, as the case may be, executes an Assumption Agreement in the form of Annex 1 hereto, (ii) no appointment (A) of any successor Revolver Agent under the Revolver Credit Agreement (including pursuant to any refinancing, restatement, replacement or extension of the Revolver Credit Agreement not prohibited hereunder), (B) any successor Term Loan Agent or Term Loan Documentation Agent under the Term Loan Agreement (including pursuant to any refinancing, restatement, replacement or extension of the Term Loan Agreement not prohibited hereunder), or (C) any successor Prepetition Unsecured Claims Agent may in any case be made unless the successor executes an Assumption Agreement in the form of Annex 1 hereto and (iii) no Management Services and Reimbursement Agreement Beneficiary may assign or transfer any of its interest in the Management Services and Reimbursement Agreement without the prior written consent of Requisite Revolver Lenders and Requisite Term Loan Lenders.

            (g) Except as expressly provided herein and in the Collateral Documents, Collateral Agent shall have no duty to take any affirmative steps with respect to the collection of amounts payable in respect of the Collateral. Collateral Agent shall incur no liability to any Party as a result of any sale of any Collateral at any private sale.

            (h) Collateral Agent may resign at any time by giving at least 30 days' notice thereof to the Parties and Collateral Agent may be removed as Collateral Agent at any time by Requisite Obligees. In the event of such resignation or removal of Collateral Agent, Requisite Obligees shall thereupon have the right to appoint a successor Collateral Agent. If no successor Collateral Agent shall have been so appointed by Requisite Obligees within 30 days after the resigning Collateral Agent's giving notice of its intention to resign, then the resigning Collateral Agent may appoint, on behalf of Secured Parties, a successor Collateral Agent and Company hereby agrees to pay to such successor Collateral Agent, in addition to any other amounts payable to Collateral Agent hereunder and under the Collateral Documents, such reasonable annual fees in such amounts and at such times as may be requested by such successor Collateral Agent.

            (i) Upon the acceptance of any appointment as Collateral Agent hereunder by a successor Collateral Agent, such successor Collateral Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Collateral Agent under this Agreement and the Collateral Documents. After any retiring or removed Collateral Agent's resignation or removal hereunder as Collateral Agent, the provisions of this subsection 6.1 shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Collateral Agent.

            (j) In no event shall Collateral Agent or any Secured Party be liable or responsible for any funds or investments of funds held by any Loan Party.

            (k) Upon the proposed sale or other disposition of any Collateral that is permitted by the Credit Agreements and is not prohibited by subsection 2.4(a) or has been consented to by Requisite Obligees in connection with an Enforcement Action, and for which a Loan Party desires to obtain a security interest release from Collateral Agent, such Loan Party shall deliver an Officer's Certificate to Collateral Agent, Revolver Loan Agent and Term Loan Agent (i) stating that the Collateral or the Capital Stock subject to such disposition is being sold or otherwise disposed of in compliance with the terms hereof and of the Credit Agreements and (ii) specifying the Collateral or Capital Stock being sold or otherwise disposed of in the proposed transaction. Upon the receipt of such Officer's Certificate, Collateral Agent shall, at Loan Parties' joint and several expense, so long as Senior Agent has not informed Collateral Agent that it (a) has reason to believe that the facts stated in such Officer's Certificate are not true and correct and (b) if the sale or other disposition of such item of Collateral or Capital Stock constitutes an Asset Sale (as defined in each Credit Agreement) has not received evidence satisfactory to it that arrangements satisfactory to it have been made for delivery of the Net Asset Sale Proceeds (as defined in each Credit Agreement) if and as required by subsection 2.4 of the respective Credit Agreement, execute and deliver such releases of its security interest in such Collateral as may be reasonably requested by such Loan Party. In the event of any conflict or inconsistency between this subsection 6.1(k) and the terms of any other Credit Document, the terms of this Agreement shall prevail.

                                  SECTION VII

            7.1 MISCELLANEOUS.


            (a) All notices and other communications provided for herein shall be in writing and may be personally served, or sent by telefacsimile or United States mail or courier service or electronic mail (as further provided in this clause (a)) and shall be deemed to have been given (i) when delivered in person or by courier service, (ii) upon receipt of telefacsimile in complete and legible form, (iii) three Business Days after deposit in the United States mail with postage prepaid and properly addressed, or (iv) in the case of electronic mail to the extent provided in this clause (a); provided that notices to Collateral Agent shall not be effective until received. For the purposes hereof, the addresses of the parties hereto (until notice of a change thereof is delivered as provided in this subsection 7.1(a)) shall be as set forth under each party's name on the signature pages (including acknowledgments) hereof. Notices and other communications to the Lenders, Revolver Agent and Term Loan Agents hereunder may be delivered or furnished by electronic communication (including e-mail and Internet or intranet websites) pursuant to procedures approved by Collateral Agent. Collateral Agent or any Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

            (b) Subject to Section 7.1(c), no amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by any Party therefrom, shall in any event be effective without the written concurrence of Requisite Revolver Lenders and Requisite Term Loan Lenders; provided that (i) no such amendment, modification, termination or waiver shall, without the consent of each Secured Party with Secured Obligations directly affected thereby, amend, modify, terminate or waive, or have the effect of amending, modifying, terminating or waiving, the definition of "Requisite Obligees" or subsection 3.1, (ii) no such amendment, modification, termination or waiver shall, without the consent of each Creditor Party (other than Prepetition Unsecured Claims Agent) with Creditor Obligations directly affected thereby, amend, modify, terminate or waive, or have the effect of amending, modifying, terminating or waiving (A) subsection 4.1 or 4.2 or this subsection 7.1(b), or (B) any other provision of this Agreement in a manner that would impose any additional material obligations on such Creditor Party or prejudice any material rights or remedies of such Creditor Party, (iii) no amendment, modification, termination or waiver of any provision of subsection 2.1 or
      2.2 or Section 5 or 6 or of any other provision of this Agreement which, by its terms, expressly requires the approval or concurrence of Collateral Agent shall be effective without the written concurrence of Collateral Agent; and (iv) no such amendment, modification, termination or waiver of this Agreement shall materially increase or materially adversely affect obligations of any Loan Party or adversely affect any rights of a Loan Party under the other Credit Documents in each case without such Loan Party's prior written consent; provided, further, that, without the prior written consent of Prepetition Unsecured Claims Agent, no such amendment, modification, termination or waiver shall (x) modify or otherwise alter in any manner adverse to the holders of the Prepetition Unsecured Claims Participation Interest the right of such holders to receive Proceeds in the amount and order of priority and under the circumstances described in subsections 4.1(b), 4.1(c) and 4.2(a), as in effect on the date hereof,
      (y) impose any additional obligation on Prepetition Unsecured Claims Agent or (z) amend, modify, terminate or waive, or have the effect of amending, modifying, terminating or waiving the rights of Prepetition Unsecured Claims Agent under this subsection 7.1(b). To the extent (if any) the provisions of this Agreement are inconsistent with the provisions set forth in any Credit Agreement in any particular circumstance, then the provisions set forth in this Agreement shall prevail to the extent necessary to eliminate or avoid such inconsistency in such circumstance; provided further, however, that no concurrence of any Lender or Lenders shall be required (I) for any amendment, modification, termination or waiver of any provision of subsection 7.1(c) or any other section or provision herein that only affects the rights and obligations of Debenture Disbursing Agent under this Agreement, so long as Term Loan Agents and Term Loan Borrowers (and, after execution hereof, the Debenture Disbursing Agent) approve such amendment, modification, termination or waiver; and
      (II) for any amendment, modification, termination or waiver of any provision of subsection 7.1(c) or any other section or provision that only affects the rights and obligations of Allowed Class 6 Disbursing Agent under this Agreement, so long as Term Loan Agents and Term Loan Borrowers (and, after execution hereof, the Allowed Class 6 Disbursing Agent) approve such amendment, modification, termination or waiver.

            (c) All Term Loans that would otherwise be distributed on the Allowed Class 6 Closing Date or the Determination Date (if the Allowed Class 6 Closing Date shall have occurred prior to the Determination Date) on account of Allowed Class 6 Interests shall be held on such date by the Allowed Class 6 Disbursing Agent; and all Term Loans that would otherwise be distributed on the Debenture Closing Date or the Determination Date (if the Debenture Closing Date shall have occurred prior to the Determination
      Date) on account of 9.25% Debentures shall be held on such date by the Debenture Disbursing Agent. For so long as Debenture Disbursing Agent or Allowed Class 6 Disbursing Agent holds Term Loans (subject to subsection
      9.25 of the Term Loan

      Agreement) that would otherwise have been Term Loans deemed made directly by or distributed directly to Non-Confirming Holders, such Disbursing Agent shall be the Term Loan Lender of record with respect to such Term Loan Loans held by it (and the corresponding Term Loan Commitments and Term Loan Exposure), except that no Disbursing Agent shall be deemed a "Term Loan Lender", "Creditor Party" or "Secured Party" for purposes of voting on any matters (including the granting of any approvals, consents or waivers) with respect to this Agreement; provided, however, that this clause (c) shall not be construed as permitting, without the prior written consent of the relevant Non-Confirming Holder, (a) modification of the rights, duties or obligations under the this Agreement (other than with respect to voting on any matters) of any Disbursing Agent or of the Non-Confirming Holders for whom such Disbursing Agent serves as record Term Loan Lender, without concurrent and corresponding modification of the rights, duties and obligations of Term Loan Lenders other than such Disbursing Agent, (b) this Agreement to be modified to require that any Disbursing Agent or Non-Confirming Holder make any loan, advance or other extension of credit to, or incur any additional obligation to, any Borrower or any other Person on or after the Closing Date, other than the Term Loans and monetary obligations pursuant to the provisions of the Term Loan Documents in effect on the Closing Date, or (c) modification of the provisions of this clause (c) in a manner that is adverse in any material respect to the Disbursing Agents or the Non-Confirming Holders. For the avoidance of any doubt, the Term Loans, Term Loan Commitments and Term Loan Exposure of each Disbursing Agent shall be excluded in calculating the number or percentage of Term Loans, Term Loan Commitments, Term Loan Exposure and/or Term Loan Lenders whose votes are required and obtained (or not obtained, as the case may be) for purposes of voting on any matters with respect to this Agreement.

            Any Non-Confirming Holder that executes and delivers to Collateral Agent, in accordance with subsection 9.25 of the Term Loan Agreement, an acknowledgment and counterpart, in substantially the form of Annex 2 hereto, shall cease to be a Non-Confirming Holder and shall thereupon become a "Term Loan Lender", "Creditor Party" and "Secured Party" for all purposes hereunder and such Non-Confirming Holder holding a Term Loan and Term Loan Commitments in amounts equal to the amounts so confirmed by the Debenture Disbursing Agent, the Debenture Disbursing Agent shall be deemed to have assigned such Term Loan and Term Loan Commitment to such Term Loan Lender on such date for all purposes of this Agreement (without having to execute an Assumption Agreement in the form of Annex 1 hereto notwithstanding subsection 6.1(f)).

            Nothing in this Agreement, express or implied, shall be construed to confer upon any Non-Confirming Holder that does not become a Term Loan Lender any legal or equitable right, remedy or claim under or by reason of this Agreement; Collateral Agent shall not have, by reason of this Agreement, a fiduciary relationship in respect of any Disbursing Agent or any Non-Confirming Holder; and nothing in this Agreement, expressed or implied, is intended to or shall be so construed as to impose upon Collateral Agent any obligations to any Disbursing Agent or any Non-Confirming Holder in respect of this Agreement except as expressly set forth herein.

            Subject to the occurrence of the Debenture Closing Date, the Debenture Disbursing Agent shall execute and deliver this Agreement and the Term Loan Agreement as the agent for the Non-Confirming Holders on account of the 9.25% Debentures under the Approved Plan of Reorganization and the Confirmation Order. Subject to the occurrence of the Allowed Class 6 Closing Date, the Allowed Class 6 Disbursing Agent shall execute and deliver this Agreement and the Term Loan Agreement as the agent for the Non-Confirming Holders on account of the Allowed Class 6 Claims under the Approved Plan of Reorganization and the Confirmation Order.

            (d) Subject to the provisions of subsection 6.1(f), this Agreement shall be binding upon and inure to the benefit of Collateral Agent and each other Party and, other than with respect to the Management Services and Reimbursement Agreement Beneficiaries (except pursuant to a merger of Covanta otherwise permitted pursuant to the Credit Agreements), their respective successors and assigns, including successors to Revolver Agents and Revolver Lenders under the Revolver Loan Documents, Term Agents and Term Loan Lenders under the Term Loan Documents and Prepetition Unsecured Claims Agent.

            (e) This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

            (f) This Agreement shall become effective on the Closing Date and upon the execution of this Agreement by each Loan Party, each Term Loan Lender, each Revolver Lender, each Term Loan Agent, Revolver Agent, each Management Services and Reimbursement Agreement Beneficiary, Prepetition Unsecured Claims Agent and Collateral Agent.

            (g) The Collateral Agent may deem and treat the Secured Parties as the "Secured Parties" for all purposes hereof unless and until a notice of the assignment or transfer of any interest held by such Party shall have been filed with the Collateral Agent in accordance with subsection 6.1(f). The Company agrees that it will advise the Collateral Agent of any transfer by any Secured Party of any Revolver Loan Exposure or Term Loan Exposure held by such Secured Party and will, from time to time upon request of the Collateral Agent, deliver a list to the Collateral Agent (which shall be distributed by the Collateral Agent to each Secured Party) setting forth, for the Revolver Loan Exposure, Term Loan Exposure and Management Services and Reimbursement Agreement Obligations, the unpaid principal amount and holder thereof. The Collateral Agent may rely on such list unless, after the distribution thereof, the Collateral Agent is notified by a Secured Party that such information as set forth on such list is inaccurate.

            (h) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY OF THE PARTIES ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEW YORK AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE PARTIES IRREVOCABLY
      (I) ACCEPTS FOR ITSELF, IN CONNECTION WITH ITS PROPERTIES,

      GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, (II) WAIVES ANY DEFENSE OF FORUM NON CONVENIENS, (III) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO SUCH PARTY HERETO AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SUBSECTION 7.1(a) HEREOF, (IV) AGREES THAT SERVICE OF PROCESS AS PROVIDED IN CLAUSE (III) IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER SUCH PERSON IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT, (V) AGREES THAT THE PARTIES HERETO RETAIN THE RIGHT TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO BRING PROCEEDINGS AGAINST SUCH PARTY IN THE COURTS OF ANY OTHER JURISDICTION, AND (VI) AGREES THAT THE PROVISIONS OF THIS SUBSECTION 7.1(h) RELATING TO JURISDICTION AND VENUE SHALL BE BINDING AND ENFORCEABLE TO THE FULLEST EXTENT PERMISSIBLE UNDER NEW YORK GENERAL OBLIGATIONS LAW SECTION 5-1402 OR OTHERWISE.

            (i) EACH OF THE PARTIES TO THIS AGREEMENT HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT OR ANY DEALINGS BETWEEN THEM RELATING TO THE SUBJECT MATTER OF THE INTERCREDITOR RELATIONSHIP THAT IS BEING ESTABLISHED. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Each party hereto acknowledges that this waiver is a material inducement to enter into a business relationship, that each has already relied on the waiver in entering into this Agreement, and that each will continue to rely on the waiver in their related future dealings. Each party hereto further warrants and represents that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THE WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, REPLACEMENTS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

            (j) NO CLAIM MAY BE MADE BY ANY CREDITOR PARTY OR ANY OF THEIR RESPECTIVE AFFILIATES, PARTNERS, DIRECTORS, OFFICERS, EMPLOYEES, OR ATTORNEYS AGAINST ANY OTHER CREDITOR PARTY OR THEIR RESPECTIVE AFFILIATES, DIRECTORS, OFFICERS, EMPLOYEES, OR ATTORNEYS FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES IN RESPECT OF ANY BREACH OR WRONGFUL CONDUCT (WHETHER THE CLAIM THEREFOR IS BASED ON CONTRACT, TORT OR DUTY IMPOSED BY
      LAW) IN CONNECTION WITH,

      ARISING OUT OF OR IN ANY WAY RELATED TO THE TRANSACTIONS CONTEMPLATED AND RELATIONSHIP ESTABLISHED BY THIS AGREEMENT, OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION THEREWITH; AND EACH CREDITOR PARTY HEREBY WAIVES, RELEASES AND AGREES NOT TO SUE UPON ANY SUCH CLAIM FOR ANY SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

            (k) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER OR ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

            (l) All undertakings and agreements contained in this Agreement are solely for the benefit of the Creditor Parties and there are no other Persons (other than the Loan Parties to the extent expressly provided herein) who are intended to be benefited in any way by this Agreement. Each Loan Party agrees that no Creditor Party shall have any liability to any of the Loan Parties for performing its obligations and responsibilities under this Agreement with respect to the other Creditor Parties.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

            IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

         LOAN PARTIES:

                                      COVANTA POWER INTERNATIONAL HOLDINGS, INC.

                                      By:  _____________________________________
                                           Name:  Ashish Sarkar
                                           Title:  Authorized Officer

                                      Notice Address:
                                               c/o Covanta Energy Corporation
                                               40 Lane Road
                                               Fairfield, NJ 07007
                                               Attn:  Timothy J. Simpson

                                      COVANTA ENERGY AMERICAS, INC.

                                      By:  _____________________________________
                                           Name:  Anthony Orlando
                                           Title:  Authorized Officer

                                      Notice Address:
                                               c/o Covanta Energy Corporation
                                               40 Lane Road
                                               Fairfield, NJ 07007
                                               Attn:  Timothy J. Simpson

                                      EACH OF THE ENTITIES NAMED ON SCHEDULE A
                                      ANNEXED HERETO, AS REVOLVER BORROWERS,
                                      TERM BORROWERS AND MANAGEMENT SERVICES AND
                                      REIMBURSEMENT AGREEMENT OBLIGORS

                                      By:  _____________________________________
                                           Name:  Anthony Orlando

                                                    Authorized Officer

                                      Notice Address for each Borrower and
                                      Management Services Agreement Obligor:

                                               c/o Covanta Energy Corporation
                                               40 Lane Road
                                               Fairfield, NJ 07007
                                               Attn:  Timothy J. Simpson

                                   Schedule A

1.    Covanta Power Development, Inc.

2.    Covanta Power Development of Bolivia, Inc.

3.    Covanta Waste to Energy of Italy, Inc.

4.    OPI Quezon, Inc.

                           MANAGEMENT SERVICES AND REIMBURSEMENT
                           AGREEMENT BENEFICIARIES:

                                      COVANTA ENERGY CORPORATION

                                      By:  _____________________________________
                                          Name:  Anthony Orlando
                                          Title:  Authorized Officer

                                      Notice Address:
                                              c/o Covanta Energy Corporation
                                              40 Lane Road
                                              Fairfield, NJ 07007
                                              Attn:  Timothy J. Simpson

                                      EACH OF THE ENTITIES NAMED ON SCHEDULE B
                                      ANNEXED HERETO, AS MANAGEMENT SERVICES AND
                                      REIMBURSEMENT AGREEMENT BENEFICIARIES

                                      By:  _____________________________________
                                           Name:  Timothy J. Simpson
                                                    Authorized Officer

                                      Notice Address for each Management
                                      Services Agreement Beneficiary:

                                               c/o Covanta Energy Corporation
                                               40 Lane Road
                                               Fairfield, NJ 07007
                                               Attn:  Timothy J. Simpson

                                   Schedule B

1.    Covanta Energy Group, Inc.

2.    Covanta Projects, Inc.

         AGENTS AND LENDERS:

                       BANK OF AMERICA, N.A.,
                       as Collateral Agent and Term Loan Agent

                       By:
                          ------------------------------------------------
                            Name:  Henry Y. Yu
                            Title:  Managing Director

                            Notice Address:
                            Bank of America, N.A., as Administrative Agent 555 So. Flower Street, 17th Floor
                            CA9-706-17-54
                            Los Angeles, California 90071
                            Attention:  David Price, Vice President
                            Voice: (213) 345-1300
                            Fax: (415) 503-5011
                            email: david.price@bankofamerica.com


                       BANK OF AMERICA, N.A.,
                       as Term Loan Lender

                       By:
                          ------------------------------------------------
                            Name:  Henry Y. Yu
                            Title:  Managing Director
                           Notice Address:
                            Bank of America, N.A.
                            555 California Street
                            San Francisco, CA 94104-1503
                            Phone:  415-622-4438
                            Fax:415-622-0234
                            Attention: Henry Yu
                            Email:  henry.yu@bankofamerica.com

                                            BANK OF AMERICA, N.A.,
                                            as Cash Management Bank

                                            By:
                                               ---------------------------
                                                 Name:  Henry Y. Yu
                                                 Title:  Managing Director

                                                 Notice Address:

                                      DEUTSCHE BANK SECURITIES, INC.,

                                      as Term Loan Documentation Agent

                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:


                                           Notice Address:
                                                  Attention:
                                                  Deutsche Bank Securities, Inc.
                                                  60 Wall Street
                                                  New York, NY 10005


                                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                      By:  DB Services New Jersey, Inc.
                                      as Revolver Agent

                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                      By:
                                         ---------------------------------------
                                           Name:
                                           Title:

                                           Notice Address:
                                               Attention:  Keith Braun
                                               Deutsche Bank AG, New York Branch
                                               60 Wall Street
                                               New York, NY 10005

                                   DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   By:  DB Services New Jersey, Inc.
                                   as a Revolver Lender

                                   By:
                                      ---------------------------------
                                        Name:
                                        Title:

                                   By:
                                      ---------------------------------
                                        Name:
                                        Title:

                                        Notice Address:
                                               Attention:  Troy Ennico
                                               Deutsche Bank AG, New York Branch
                                               60 Wall Street
                                               New York, NY 10005

                                      BANC OF AMERICA SECURITIES LLC, as
                                      Agent for BANK OF AMERICA, N.A., as a Term
                                      Loan Lender


                                      By:  ___________________________________
                                           Name:
                                           Title:

                                      BANK OF TOKYO MITSUBISHI (CANADA),

                                      as a Term Loan Lender

                                      By:  ___________________________________
                                           Name: Angelo Bisutti
                                           Title: Senior Vice President

                                      BAYERISCHE HYPO-UND VEREINSBANK AG,
                                      as a Term Loan Lender

                                      By:  ___________________________________
                                           Name:
                                           Title:


                                      By:  ___________________________________
                                           Name:
                                           Title:

                                      BEAR STEARNS & CO. INC.,
                                      as a Term Loan Lender

                                      By:  ___________________________________
                                           Name:
                                           Title:

                                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                      as a Term Loan Lender

                                      By:  ___________________________________
                                           Name:
                                           Title:

                                      CREDIT SUISSE FIRST BOSTON,
                                      as a Term Loan Lender

                                      By:  ___________________________________
                                           Name:
                                           Title:

                                   DEUTSCHE BANK AG, NEW YORK BRANCH,
                                   as a Term Loan Lender



                                   By:
                                      ---------------------------------------
                                      Name:  Keith Braun
                                      Title:  Director



                                   By:
                                      ---------------------------------------
                                      Name: Patrick Dowling
                                      Title: Vice President

                                   HSBC BANK USA,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   IIB BANK LIMITED,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   JPMORGAN CHASE BANK
                                   (FORMERLY KNOWN AS THE CHASE MANHATTAN BANK), as a Term Loan Lender

                                   By:
                                      ---------------------------------------
                                      Name: Michael Lancia
                                      Title: Vice President

                                   KBC BANK NV, NEW YORK BRANCH,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   Notice Address:
                                      Attention: Rose Pagan
                                      KBC Bank NV, New York Branch
                                      125 West 55th Street
                                      New York, NY 10019
                                      Telephone No.: (212) 541-0657
                                      Fax No.: (212) 956-5581

                                   LANDESBANK HESSEN-THURINGEN
                                   GIROZENTRALE,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   Notice Address:
                                   420 Fifth Avenue
                                   New York, New York 10018
                                   Attention: Structured Finance
                                   Telephone: 212-703-5303
                                   Telecopier: 212-703-5262

                                   MERRILL LYNCH, PIERCE, FENNER &
                                   SMITH, INCORPORATED,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   MINTO APARTMENTS LIMITED,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name: Peter Goring
                                      Title: Senior Vice President


                                   By:
                                      ---------------------------------------
                                      Name: Steve Creighton
                                      Title: Senior Vice President

                                   QUANTUM PARTNERS LDC
                                   C/O SOROS FUND MANAGEMENT LLC,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   SPECIAL SITUATIONS INVESTING GROUP,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   SUNTRUST BANK,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   TD SECURITIES (USA) INC.,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   THE BANK OF NEW YORK,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   THE TORONTO-DOMINION BANK,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   THE TORONTO-DOMINION BANK,
                                   as a Term Loan Lender(1)


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:






----------
(1) With respect to the interest acquired from Sun Life Assurance Company of Canada (formerly known as Clarica Life Insurance Company) and HSBC Bank Canada on October 28, 2003 by assignment.

                                   UBS LOAN FINANCE LLC,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   U.S. BANK NATIONAL ASSOCIATION
                                   (FORMERLY KNOWN AS FIRSTAR BANK, N.A.),
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name: Alan R. Milster
                                      Title: Vice President

                                   WACHOVIA BANK, NATIONAL ASSOCIATION,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name: Joel Thomas
                                      Title: Director

                                   WESTLB AG (FORMERLY KNOWN AS WESTDEUTSCHE
                                   LANDESBANK GIROZENTRALE), NEW YORK BRANCH, as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   2005646 ONTARIO INC.,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   4212657 CANADA INC., SUCCESSOR TO DRESDNER
                                   BANK CANADA,
                                   as a Term Loan Lender


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

      PREPETITION UNSECURED CLAIMS AGENT:

                                   U.S. BANK NATIONAL ASSOCIATION, AS
                                   PREPETITION UNSECURED CLAIMS AGENT


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   Notice Address:

      DEBENTURE DISBURSING AGENT:

                                   WELLS FARGO BANK, N.A., AS DEBENTURE
                                   DISBURSING AGENT


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   Notice Address:

      ALLOWED CLASS 6 DISBURSING AGENT:

                                   U.S. BANK NATIONAL ASSOCIATION, AS ALLOWED
                                   CLASS 6 DISBURSING AGENT


                                   By:
                                      ---------------------------------------
                                      Name:
                                      Title:

                                   Notice Address:

                                                                      Annex 1 to
                                                         Intercreditor Agreement

            ASSUMPTION AGREEMENT, dated as of __________, 200_, made by _________________ (the "ADDITIONAL CREDITOR PARTY").

                              W I T N E S S E T H :

            WHEREAS, Covanta Power International Holdings, Inc. ("COMPANY") and the Subsidiaries of Company listed on the signature pages thereof; Covanta Energy Americas, Inc., certain Persons listed on the signature pages thereof as Term Loan Lenders (together with any lenders that subsequently become party thereto, the "TERM LOAN LENDERS"); certain financial institutions listed on the signature pages thereof as Revolver Lenders (the "REVOLVER LENDERS"); Deutsche Bank AG, New York Branch, as administrative agent for Revolver Lenders, Bank of America, N.A., as administrative agent for Term Loan Lenders, as collateral agent, and cash management bank, Deutsche Bank Securities, Inc., as documentation agent for Term Loan Lenders, the companies listed on the signature pages thereof as Management Services and Reimbursement Agreement Beneficiaries, the companies listed on the signature pages thereof as Management Services and Reimbursement Agreement Obligors, U.S Bank National Association, as agent for the holders of the Prepetition Unsecured Claims Participation Interest, and Wells Fargo Bank, N.A., as Debenture Disbursing Agent, and U.S. Bank National Association, as Allowed Class 6 Disbursing Agent are parties to that certain Intercreditor Agreement dated as of March 10, 2004 (as amended, supplemented or otherwise modified from time to time (the "INTERCREDITOR AGREEMENT");

            WHEREAS, the Loan Parties have executed the Collateral Documents pursuant to which the Loan Parties party to each such document have granted to the Collateral Agent, for the benefit of the Secured Parties, a security interest in the Collateral to secure their respective obligations arising in connection with the Credit Document;

            WHEREAS, subsection 6.1(f) of the Intercreditor Agreement requires the Additional Creditor Party to become a party to the Intercreditor Agreement; and

            WHEREAS, the Additional Creditor Party has agreed to execute and deliver this Assumption Agreement in order to become a party to the Intercreditor Agreement;

            NOW, THEREFORE, IT IS AGREED:

            1. Defined Terms. Unless otherwise defined herein, terms defined in the Intercreditor Agreement and used herein shall have the meanings given to them in the Intercreditor Agreement.

            2. Intercreditor Agreement. By executing and delivering this Assumption Agreement, the Additional Creditor Party hereby becomes a party to the Intercreditor Agreement as [Revolver Agent][Term Loan Agent][Term Loan Documentation Agent][a Revolver Lender][a Term Loan Lender][Prepetition Unsecured Claims Agent] and Secured Party thereunder with the same force and effect as if originally named therein as [Revolver



                                     A-1-1

Agent][Term Loan Agent][Term Loan Documentation Agent][a Revolver Lender][a Term Loan Lender][Prepetition Unsecured Claims Agent] and a Secured Party and, without limiting the generality of the foregoing, hereby expressly assumes all obligations and liabilities of [Revolver Agent][Term Loan Agent][Term Loan Documentation Agent][a Revolver Lender][a Term Loan Lender][Prepetition Unsecured Claims Agent] and a Secured Party thereunder and agrees to be bound by the terms thereof.

            2. GOVERNING LAW. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

            IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

                                 [ADDITIONAL CREDITOR PARTY]


                                 By:
                                    -----------------------------
                                 Name:
                                 Title:



                                      A-1-2

                                                                      Annex 2 to
                                                         Intercreditor Agreement


                         ACKNOWLEDGMENT AND COUNTERPART

      ACKNOWLEDGMENT AND COUNTERPART (this "COUNTERPART"), dated as of _______, is entered into in connection with the Intercreditor Agreement dated as of March 10, 2004 (said Intercreditor Agreement, as it may heretofore have been and as it may hereafter be further amended, restated, supplemented or otherwise modified from time to time being the "INTERCREDITOR AGREEMENT"; capitalized terms used herein not otherwise defined herein shall have the meanings ascribed therein), by and among Covanta Power International Holdings, Inc. ("COMPANY") and the Subsidiaries of Company listed on the signature pages thereof, as Borrowers; Covanta Energy Americas, Inc.; certain Persons listed on the signature pages thereof as Term Loan Lenders (together with any other lenders that subsequently become party thereto, the "TERM LOAN LENDERS"); certain financial institutions listed on the signature pages thereof as Revolver Lenders; Deutsche Bank AG, New York Branch, as administrative agent for Revolver Lenders; Bank of America, N.A., as administrative agent for Term Loan Lenders, as collateral agent, and cash management bank; Deutsche Bank Securities, Inc., as documentation agent for Term Loan Lenders; the companies listed on the signature pages thereof as Management Services and Reimbursement Agreement Beneficiaries; the companies listed on the signature pages thereof as Management Services and Reimbursement Agreement Obligors; U.S. Bank National Association, as agent for the holders of the Prepetition Unsecured Claims Participation Interest, and Wells Fargo Bank, N.A., as Debenture Disbursing Agent, and U.S. Bank National Association, as Allowed Class 6 Disbursing Agent. The undersigned, by executing and delivering this Counterpart, hereby acknowledges and agrees (a) that upon acceptance of this Counterpart by Administrative Agent it shall become party to the Intercreditor Agreement as a "Term Loan Lender" in accordance with the terms thereof and shall have the rights and obligations of a Term Loan Lender under the Intercreditor Agreement, (b) that it shall be bound by all of the terms of the Intercreditor Agreement as a Term Loan Lender, and (c) that this Counterpart may be attached to the Intercreditor Agreement. The undersigned hereby further agrees that the address and facsimile number of the undersigned for notice purposes pursuant to Section 7.1(a) of the Intercreditor Agreement shall be initially as set forth below.

                                    [NAME OF TERM LOAN LENDER]

                                    By:
                                       -----------------------------
                                    Name:
                                    Title:
                                    Notice Address:


                                     A-2-1